.3 80 ,0 00 7 550,000 560,000 570,000 580,000 590,000 600,000 Registered Document No. 168 dated September 16, 2025, File No. 5094-2025, p. 1 of 61. APPENDIX 1 REFERENCE MAP OF THE OMA CONCESIONS, RIGO MINING CONCESIONS, AND SAL-SALAR CONCESIONS 3,660 RIGO ASSETS 28,054 OMA PROPERTY SALAR SAL 16,384 OMA ASSETS SUITABLE FOR EXPLOITATION BY THE COMPANY NO MAN'S LAND 1,370 OMA BELONGINGS Page: 116/176 ALBEMARLE 3,344 OMA ASSETS Certificate No . 123456865498 Check validity at http://www.fojas.cl UTM projection DATUM: PASD 1956, Hso 19S Scale: 1,300,000 September 2025 550,000 560,000 570,000 580,000 590,000 600,000 7, 36 0, 00 0 7, 37 0, 00 0 7, 39 0, 00 0 7, 40 0, 00 0 7, 41 0, 00 0 7, 42 0, 00 0 7, 43 0, 00 0 7, 44 0, 00 0 7, 45 0, 00 0 7, 36 0, 00 0 7, 37 0, 00 0 7, 38 0, 00 0 7, 39 0, 00 0 7, 40 0, 00 0 7, 41 0, 00 0 7, 42 0, 00 0 7, 43 0, 00 0 7, 44 0, 00 0 7, 45 0, 00 0 7, 37 0, 00 0 60 ,0 00 540,000 550,000 560,000 570,000 Registered Document No. 168 ANNEX 2 580,000 590,000 600,000 September 16, 2025, Record No. 5094-2025, p. 2 of 61. REFERENCE PLAN PROTECTION RING 10 E Area subject to prohibitions, restrictions, and best-efforts obligations in accordance with Clauses 5 and 10 of the Lease Agreement, and Clause 24 of the Project Agreement. 3,660 RIGO ASSETS 16,384 OMA ASSETS ELIGIBLE FOR „ OPERATION BY THE COMPANY " NO MAN'S LAND Page: 117/176 ' " 28,054 OMA PROPERTY Certificate 123456865498 Check validity at http://www.fojas. Symbology 540,000 SSO,000 560,000 570,000 580,000 590,000 600,000 SQM SALAR BPA Mining Assets and Related Parties as of September 16, 2025 f""""l 10 km Protection Zone OMA-Rigo-Sal-Salar Note: This Annex and the graphic representation of the mining concessions comprising the 10 km Protection Ring must be updated by the year 2058. Scale: 1:400,000 UTM projection DATUM: PSAD 1956, Zone 19S Sep. - 2025 OQ0’ 0ZOl 36 0, 00 0 7, 38 0, 00 0 7, 40 0, 00 0 7, 45 0, 00 0 7, 46 0, 00 0 7, 39 0, 00 0 7, 41 0, 00 0 7, 42 0, 00 0 7, 43 0, 00 0 7, 44 0, 00 0 ’ 0 00 38 0, 00 0 7, 39 0, 00 0 7, 40 0, 00 0 7, 41 0, 00 0 7, 43 0, 00 0 7, 44 0, 00 0 7, 45 0, 00 0 7, 46 0, 00 0 60 ,0 00 540,000 E 550,000 560,000 570,000 580,000 590,000 600,000 Registered Document No. 168 dated September 16, 2025, File No. 5094-2025, p. 3 of 61. APPENDIX 3 REFERENCE PLAN FOR PROTECTION RING 2 3,660 RIGO ASSETS 16,384 OMA ASSETS SUBJECT TO , , EXPLOITATION BY THE COMPANY LAND IN NADI AND *\ Page: 118/176 ‘** 28,054 OMA ASSETS Certificate No . 123456865498 Check validity at http://www.fojas.cl u i i iuology 540,000 550,000 560,000 570,000 580,000 590,000 600,000 Mining Assets of SQN SALAR BPA and its Related Parties as of September 16, 2025 Protection Zone 2 km. OMA—Rigo-Sal-Salar Set of mining assets subject to the Purchase Option specified in Clause 9 of the Lease Agreement Note: This Annex and the graphic representation of the mining concessions comprising Scale: 1:400,000 UTM projection Protection Ring 2 must be updated by the year 2058. DATUM: PSAD 1956, Zone 19S Sep. - 2025 000 0BC £ 000”0PŁ 7, 38 0, 00 0 7, 39 0, 00 0 7, 40 0, 00 0 7, 41 0, 00 0 7, 42 0, 00 0 7, 43 0, 00 0 7, 45 0, 00 0 7, 46 0, 00 0 7, 37 0, 00 0 74 00 00 0 7, 41 0, 00 0 7, 42 0, 00 0 7, 43 0, 00 0 36 0, 00 0 7, 39 0, 00 0 44 0, 00 0 7, 45 0, 00 0 7, 46 0, 00 0 70 ,0 00 7. 3 550,000 560,000 570,000 580,000 590,000 600,000 Registered Document No. 168, dated September 16, 2025, File No. 5094-2025, p. 4 of 61. APPENDIX 4 REAL ESTATE PROPERTIES LEASED LOT L LOT H LOT F LOT A LOT M LOT J LOTS E, F, G, and H Page: 119/176 Certificate 123456865498 Check validity http://www.fojas. UTM projection Scale: 1,350,000 DATE: PASD 1956, Hso 19S September2025 550,000 560,000 570,000 580,000 590,000 600,000 7, 35 0, 00 0 7, 36 0, 00 0 7, 37 0, 00 0 7, 38 0, 00 0 7, 39 0, 00 0 7, 40 0, 00 0 7, 41 0, 00 0 7, 42 0, 00 0 7, 43 0, 00 0 7, 44 0, 00 0 7, 45 0, 00 0 7, 35 0, 00 0 7, 36 0, 00 0 7, 38 0, 00 0 7, 39 0, 00 0 7, 40 0, 00 0 7, 41 0, 00 0 7, 42 0, 00 0 7, 43 0, 00 0 7, 44 0, 00 0 7, 45 0, 00 0

Registered Document No. 168, dated September 16, 2025, File No. 5094-2025, p. 5 of 61. 1 Appendix 5 – Rental Rates APPENDIX 5 INCOME TAX RATES The Royalty shall be calculated and paid, with respect to each of the products indicated below in each case, based on the sales price (net of taxes) and rate brackets, according to the progression indicated in each case: LITHIUM PRODUCTS LITHIUM CARBONATE (Li₂CO₃) TECHNICAL GRADE AND BATTERY GRADE Price Range Li2CO3 in US$/MT Staggered, Progressive and Marginal (%) 0 to 4,000 6.8% (*) Over 4,000 to 5,000 8.0% About 5,000 to 6,000 10.0% About 6,000 to 7,000 17.0% Over 7,000 to 10,000 25.0% Over 10,000 40.0% Note: For all calculation purposes, the price ranges indicated in the preceding table will be adjusted annually starting in 2044 based on the change in the United States Producer Price Index (“PPI”) over the previous 12 months. The first adjustment to the price ranges will take place on January 1, 2044. (*) In the case of the Base Fee: Provided that the Company’s cumulative sales of Battery-Grade Lithium Carbonate, Technical-Grade Lithium Carbonate, Technical-Grade Lithium Hydroxide, and Battery-Grade Lithium Hydroxide in each year, measured in Mt, do not exceed 25% of the Annual Equivalent Production (as defined in Section Eleven.Three of the Project Agreement), the result of applying the 6.8% rate to sales of those products shall be reduced by US$272 for each Mt sold by the Company. This discount shall apply only to this price range. Page: 120/176 Certificate N o. 123456865498 Verify validity at http://www.fojas.cl Once the Company’s cumulative annual sales of Battery-Grade Lithium Carbonate, Technical-Grade Lithium Carbonate, Technical-Grade Lithium Hydroxide, and Battery- Grade Lithium Hydroxide, measured in metric tons of those products, exceed 25% of the Annual Equivalent Production, this discount will not apply to the metric tons exceeding that percentage. None of the foregoing shall apply for the purposes of calculating the Revenue from Lithium Hydroxide converted from Lithium Carbonate, the calculation of the Revenue from Lithium Products converted from Other Lithium Products, or the calculation of the Revenue from Other Lithium Products for conversion to Other Lithium Products, as set forth in Annex 6. LITHIUM HYDROXIDE (LiOH) TECHNICAL GRADE AND BATTERY GRADE Price range LiOH in US$/MT Tiered, Progressive and Marginal (%) 0 to 5,000 6.8% (*) Over 5,000 to 6,000 8.0% Over 6,000 to 7,000 10.0% Over 7,000 to 10,000 17.0% Over 10,000 to 12,000 25.0% Over 12,000 40.0% Note: For all calculation purposes, the price ranges indicated in the preceding table will be adjusted annually starting in 2044 based on the variation in the U.S. Industrial Price Index of Registered Document No. 168, dated September 16, 2025, File No. 5094-2025, p. 6 of 61. 2 Appendix 5 – Rental Rates Page: 121/176 America (“PPI”) over the past 12 months. The first adjustment to the price ranges will take place on January 1, 2044. (*) Regarding the Base Quota: Provided that the Company’s cumulative annual sales of Battery-Grade, Technical-Grade, Technical Grade and Battery Grade Lithium Hydroxide in each year, measured in Mt, do not exceed 25% of the Annual Equivalent Production, the result of applying the 6.8% rate to sales of those products will be reduced by US$272 for each Mt sold by the Company. This discount will apply only within this price range. Once the Company’s cumulative sales of Battery-Grade Lithium Carbonate, Technical- Grade Lithium Carbonate, Technical-Grade Lithium Hydroxide, and Battery-Grade Lithium Hydroxide in each year, measured in metric tons of the same products, exceed 25% of the Annual Equivalent Production, this discount will not apply to the metric tons exceeding that percentage. None of the foregoing shall apply for the purposes of calculating the Revenue from Lithium Hydroxide converted from Lithium Carbonate, nor to the calculation of the Revenue from Lithium Products converted from Other Lithium Products pursuant to Annex 6. POTASSIUM CHLORIDE (KCl) KCl Price Range in US$/MT Tiered, Progressive, and Marginal (%) 0 to 300 3.0% Over 300 to 400 7.0% Over 400 to 500 10.0% Over 500 to 600 15.0% Over 600 20.0% Note: For all calculation purposes, the price ranges indicated in the preceding table will be adjusted annually starting in 2044 based on the change in the U.S. Producer Price Index (“PPI”) over the previous 12 months. The first adjustment to the price ranges will take place on January 1, 2044. POTASSIUM SULFATE K2SO4 Price Range US$/MT Tiered, Progressive, and Marginal Tax Rate (%) 0 to 500 3.0% Over 500 to 600 7.0% Over 600 to 700 10.0% Over 700 to 800 15.0% Over 800 20.0% Note: For all calculation purposes, the price ranges indicated in the preceding table will be adjusted annually starting in 2044 based on the change in the U.S. Producer Price Index (“PPI”) over the previous 12 months. The first adjustment to the price ranges will take place on January 1, 2044. Certificate 123456865498 Verify validity at http://www.fojas. Registered Document No. 168, dated September 16, 2025, File No. 5094-2025, p. 7 of 61. 3 Appendix 5 – Rental Rates Rental Rate (%) 10% Yield Rate (%) 10% Yield Rate (%) 10% Provisional Income Tax Rate (%) 10% Provisional Income Tax Rate (%) 10% MAGNESIUM CHLORIDE OR BISCHOFITE SODIUM CHLORIDE (HALITE) BORIC ACID OTHER PRODUCTS OTHER LITHIUM PRODUCTS Other Rules: a) The minimum theoretical payment volume for Potassium Chloride is the quarterly equivalent of 60% of the annual Theoretical Production Capacity for Potassium Chloride that is in operation. To this end, the Company shall report to CORFO, within the first quarter of each year, the Theoretical Production Capacity for Potassium Chloride for that same year. In compliance with its duty to provide information, the Company must submit all supporting documentation to verify the stated Theoretical Production Capacity, which will be verified by CORFO. Page: 122/176 Certificate N o. 123456865498 Verify validity at http://www.fojas.cl b) The minimum theoretical payment volume for Potassium Sulfate is the quarterly equivalent of 60% of the Theoretical Production Capacity of Potassium Sulfate in operation. To this end, the Company shall report to CORFO within the first quarter of each year the Theoretical Production Capacity of Potassium Sulfate for that same year. In compliance with its duty to provide information, the Company must submit all supporting documentation to verify the indicated Theoretical Production Capacity, which will be verified by CORFO. c) The minimum theoretical payment volume for Boric Acid is the quarterly equivalent of 60% of the Theoretical Production Capacity of Boric Acid in operation. To this end, the Company shall report to CORFO within the first quarter of each year the Theoretical Production Capacity of Potassium Chloride for that same year. In compliance with its duty to provide information, the Company must submit all supporting documentation necessary to verify the indicated Theoretical Production Capacity, which will be verified by CORFO. Registered Document No. 168, dated September 16, 2025, File No. 5094-2025, p. 8 of 61. 4 Appendix 5 – Rental Rates d) In the case of Other Products and Other Lithium Products, the Company shall pay, on a provisional basis and for a maximum of three Payment Periods, a royalty equal to ten percent of the weighted average final sales price (net of taxes), calculated in accordance with the royalty calculation mechanism set forth in Annex 6. Prior to the expiration of the three Payment Periods, the Company shall negotiate in good faith with CORFO the definitive rate or range of rates upon which the Royalty will be calculated; for this purpose, the Company shall provide CORFO with all technical and economic data relating to the new product, in accordance with the information required for such purposes in this Agreement. If no agreement is reached, the Royalty shall be determined by an independent expert and/or auditor, in accordance with the provisions of the Dispute Resolution Procedure, as applicable, with the rate of ten percent for said product remaining in effect in the meantime. e) The annual fixed royalty is US$15,000, equivalent to US$3,750 per quarter. f) Rents for Potassium Chloride for Conversion: For sales of wet, unfinished Potassium Chloride—based on the degree of processing required for international markets—made between the Company and its Related Parties or Parties Related to the Private Shareholder for conversion into other potassium products, the corresponding rate shall be applied according to the price range as set forth in this Annex, using for this purpose 81% of the average sales price of finished Potassium Chloride to an unrelated end customer in the respective quarter. g) In the case of sodium chloride (or halite) transferred by the Company to indigenous organizations, these volumes shall be deducted from the income tax base specified in Annex 6. h) In the case of magnesium chloride (or bischofite) transferred by the Company to indigenous organizations, these volumes shall be deducted from the revenue calculation basis in Annex 6. Page: 123/176 Certificate 123456865498 Verify validity at http://www.fojas.

Registered Document No. 168, dated September 16, 2025, File No. 5094-2025, p. 9 of 61.

# ANNEX 6

## RENT CALCULATION MECHANISM

The Company shall determine the amount of Rent corresponding to each Rent Period in the manner indicated in Clause Six (Rent) of the Lease Agreement and in accordance with the calculation mechanism set forth below, providing you at the same time with the systematized information in digital format of all the information indicated in Annex 7 (Access to Information by CORFO), as applicable, along with all supporting documentation on which the settlement or payment statement is based, in addition to the electronic transfer or deposit certificate.

Notwithstanding the foregoing, and considering that the Corporation has an electronic platform or means for determining the rent amount and delivering the agreed-upon documentation, the Company agrees to provide the information required above through said platform.

The sale price referred to in this Annex is the price that the Company would competitively receive from an Unrelated Third Party, without the presence of factors that distort said price, such as, for example and by way of illustration only, subsidies, grants, maquila contracts, *joint venture* contracts, *offtake* contracts, or as a result of any practice that may be classified as anti-competitive.

The Company shall pay the royalty for each product, as follows: Total

Royalty for the Period:

= Battery-Grade Lithium Carbonate Revenue
+ Technical-Grade Lithium Carbonate Revenue
+ Battery-Grade Lithium Hydroxide Revenue
+ Technical-Grade Lithium Hydroxide Revenue
+ Revenue from Other Lithium Products
+ Potassium Chloride Revenue
+ SOP Rental
+ Rent ABO
+ Rent Sodium Chloride
+ Rent Magnesium Chloride
+ Rental of Other Products
+ Fixed Income

In general, the formula for calculating revenue for each product is as follows:

$$\text{Revenue for Product}_i = \sum (\text{Sales Volume} \times \text{Rate} \times \text{Sales Price})$$

Page: 124/176
Certificate N
o. 123456865498
Verify validity at
http://www.fojas.cl

**Where,**

| | | |
|---|---|---|
| **Sales Volume** | : | This corresponds to the metric tons of the product invoiced by the Company, and also includes the volume associated with: (a) debit notes, and<br>(b) credit notes associated with those invoices that were issued during the respective Revenue Period. |
| **Rate** | : | This corresponds to the applicable rates, in accordance with Annex 5. |
| **Sale Price** | : | It will be determined for each product as specified in each applicable situation: |

The Sales Price is denominated in U.S. dollars. For these purposes, when sales made and used to calculate the Income are expressed in a currency other than the U.S. dollar, the exchange rate reported by the Central Bank of Chile (or the

1 Appendix 6 – Income Calculation Method

Registered Document No. 168, dated September 16, 2025, File No. 5094-2025, p. 10 of 61.

entity that acts as its substitute or replacement in that function) for conversion to said currency as of the date of issuance of the respective sales document; and if no exchange rate is available on that date, the exchange rate from the preceding Business Day will be used.

The applicable income calculation method is determined based on the status of the company and its affiliates with respect to sales to unrelated third parties, as shown in the following table:

ESQUEMA SIMPLIFICADO DE MECÁNICA DE CÁLCULO


Escenarios
Subescenarios
Casos
Casos A
Ventas Sociedad a TNR ≥ 50%
Casos B
Ventas Sociedad a TNR < 50%
Clientes ≥ 3 y ∑ Ventas Cliente i ≤ 70%
Clientes < 3 o ∑ Ventas Cliente i > 70%
Ventas Rel. a TNR ≥ 50% y Clientes ≥ 3 y ∑ Ventas Cliente i ≤ 70%
Ventas Rel. a TNR < 50% o Clientes < 3 o ∑ Ventas Cliente i > 70%
A.1
A.2
B.1
B.2
Precio Consumidor Final
Precio Determinado por Experto
Precio Consumidor Final
Precio Determinado por Experto

Nomenclatura:
TNR = Tercero No Relacionado
Rel. = Empresas Relacionadas

## (1) CALCULATION MECHANISM FOR LITHIUM PRODUCTS

The following mechanisms shall apply to the total MT sold by the Company under the Base Quota, Additional Quota, and Efficiency Quota.

Exclusively in the case of the Base Fee, US$272 will be deducted from the Revenue calculated at a rate of 6.8% for each metric ton sold, provided that the cumulative sales of battery-grade and technical-grade lithium carbonate, as well as technical-grade and battery-grade lithium hydroxide in each year, measured in metric tons, do not exceed 25% of the Annual Equivalent Production. Once the cumulative sales of battery-grade and technical-grade lithium carbonate, as well as technical-grade and battery-grade lithium hydroxide in each year, measured in metric tons of those products, exceed 25% of the Annual Equivalent Production, this discount will not apply to the metric tons exceeding that percentage. None of the foregoing shall apply for the purposes of calculating the revenue from lithium hydroxide converted from lithium carbonate, nor to the calculation of revenue from lithium products converted from other lithium products pursuant to this Annex.

Page: 125/176

**CASE A:** In cases where the amount of sales of Lithium Products invoiced by the Company to Unrelated Third Parties is equal to or greater than 50% of the Company's total sales of Lithium Products during the Tax Period, the following cases shall apply, as applicable:

Certificate 123456865498 Verify validity at http://www.fojas.

**<u>CASE A.1:</u>** If the total amount of sales of Lithium Products invoiced by the Company to Unrelated Third Parties equals or exceeds 50% of the Company's total sales of Lithium Products invoiced during the Tax Period and (a) such sales are made to at least 3 different customers and (b) none of them accounts for more than 70% of those sales, then the Income shall be determined as follows:

2 Appendix 6 – Income Calculation Method

**Registered Document No. 168, dated September 16, 2025, File No. 5094-2025, p. 11 of 61.**

$$\text{Revenue from Product}_a = \text{Revenue 1} + \text{Revenue 2} + \text{Revenue 3} + \text{Revenue 4}$$

**Revenue 1: For sales of Lithium Products invoiced by the Company to an Unrelated Third Party:**

$$\text{Revenue 1} = \sum(\text{Sales Volume i} \times \text{Rate} \times \text{Sales Price i})$$

**Where,**

**Sales price i** : $\frac{\sum(\text{Invoice Value i})}{\sum(c\ i)}$

**Invoice Value i** : Corresponds to the total net value of Lithium Products on Invoice i, issued by the Company to an Unrelated Third Party during the Tax Period, including (a) debit notes, and (b) credit notes associated with said invoices that were issued during the Tax Period.

**Sales Volume i**: Corresponds to the metric tons (Mt) of Lithium Products identified in Invoice i, also including the volume associated with: (a) debit notes, and (b) credit notes associated with said Invoice i that have been issued during the respective Tax Period.

**Rate** : Corresponds to the resulting progressive and marginal rates based on Sales Price i, as set forth in Annex 5.

**Revenue 2: For sales of Lithium Products invoiced by the Company to a Related Party, intended for sale to an Unrelated Third Party and/or for sale for chemical conversion into Lithium Products or Other Lithium Products:**

$$\text{Revenue 2} = \sum(\text{Sales Volume i} \times \text{Rate} \times \text{Price j})$$

**Where,**

**Sales Volume i** : This corresponds to the metric tons (Mt) of lithium products identified on Invoice i, and also includes the volume associated with: (a) debit notes, and (b) credit notes associated with said Invoice i that were issued during the respective revenue period.

**Price j** : Corresponds to the higher of (a) the Sales Price i, and (b) the Final Sales Price.

**Sales Price i** : $\frac{\sum(\text{Invoice Value i})}{\sum(\text{Sales volume } i)}$

Page: 126/176

Certificate N
o. 123456865498
Verify validity at
http://www.fojas.cl

**Invoice i Amount** : This corresponds to the total pre-tax value of the Lithium Products listed on Invoice i, issued during the Tax Period by the Company to CODELCO, the Private Shareholder, and all Parties Related to the foregoing, so that the latter may allocate said sale to an Unrelated Third Party or to the conversion into Lithium Products or Other Lithium Products, including (a) debit notes, and (b) credit notes associated with said invoices that have been issued during the Revenue Period.

**Final sale price** :

$$\frac{\sum(\text{Net Value 2})}{\sum(\text{Sales volume 2})}$$

**Net Value 2** : Corresponds to the net value of invoiced lithium products after taxes by CODELCO, the Private Shareholder, and all Related Parties to the foregoing other than the Company, to all Unrelated Third Parties,

3 Appendix 6 – Income Calculation Method

Registered Document No. 168, dated September 16, 2025, File No. 5094-2025, p. 12 of 61.

including (a) debit notes and (b) credit notes associated with invoices issued during the Revenue Period.

**Sales Volume 2** : Corresponds to the total quantity of Lithium Products invoiced by CODELCO, the Private Shareholder, and all Parties Related to the foregoing other than the Company, to all Unrelated Third Parties in metric tons, also including the volume associated with: (a) the debit notes, and (b) credit memos associated with such invoices issued during the respective Revenue Period.

**Rate** : Corresponds to the resulting progressive and marginal rates based on Price j, as per Annex 5.

## Revenue 3: Recalculation for sales of Lithium Products invoiced by a Related Party to an Unrelated Third Party, intended for chemical conversion into Other Lithium Products:

$$\text{Revenue 3} = \sum \left(\text{Max}\left\{\text{Conversion Volume } i \times \left[\left(\text{Conversion Price } i \times \text{Rate for Other Lithium Products } i\right) - \left(\text{Price of Lithium Product } j \text{ Used in Conversion } i \times \text{Conversion Factor } i \times \text{Rate for Lithium Product } j\right)\right]; 0\right\}\right)$$

**Where,**

**Conversion Volume i** : Corresponds to the quantity of Other Lithium Products i converted through a chemical reaction and sold by CODELCO, the Private Shareholder, and all Parties Related to the foregoing, other than the Company, invoiced to an Unrelated Third Party in metric tons, derived from Lithium Products j produced by the Company.

**Conversion Price i** : $\frac{\sum(\text{Net conversion value } i)}{\sum(\text{Conversion volume } i)}$

**Net conversion value i** : This corresponds to the pre-tax net value of invoices issued to Unrelated Third Parties for Other Lithium Products, converted and including (a) debit notes, and (b) credit notes associated with such invoices, that have been issued during the Tax Period by CODELCO, the Private Shareholder, and all Parties Related to the foregoing, other than the Company.

**Rate Other Lithium Products j** : Corresponds to the resulting rate(s) that the parties will negotiate in good faith, prior to the expiration of the maximum term of 3 interim payment periods, in accordance with the mechanism described in Section Six.Three (h) of the Lease Agreement for Other Lithium Products i.

Page: 127/176

**Price of Lithium Product j used in Conversion i** : This corresponds to Price j as defined in "Income 2: For sales invoiced by the Company to a Related Party, intended for sale to an Unrelated Third Party and/or for conversion into Lithium Products or Other Lithium Products" for Lithium Carbonate or Lithium Hydroxide during the same income payment period as the Lithium Product j used.

Certificate 123456865498 Verify validity at http://www.fojas.

**Lithium Product j Rate** : Corresponds to the progressive and marginal rates for Lithium Carbonate or Lithium Hydroxide, as per Annex 5, resulting from the Price of Lithium Product j used in conversion.

**Conversion Factor i** : Numerical ratio that considers stoichiometric equivalence and an industry-standard yield, as per Annex 8, between the Other Lithium Product i and the Lithium Product j.

4 Appendix 6 – Income Calculation Method

Registered Document No. 168, dated September 16, 2025, File No. 5094-2025, p. 13 of 61. 5 Appendix 6 – Income Calculation Method Revenue 4 = Max {Conversion Volume × [(Conversion Price × Hydroxide Rate) - (Carbonate Price × Conversion Factor × Carbonate Rate)]; 0} A separate Revenue 3 will be calculated for each combination of the type of Other Lithium Products sold and the type of Lithium Products used for each chemical conversion. Revenue 4: Recalculation for sales invoiced by a Related Party to an Unrelated Third Party of Lithium Hydroxide chemically converted from Lithium Carbonate. Where, Conversion Volume: Corresponds to the quantity of lithium hydroxide converted through a chemical Conversion Price reaction in accordance with its technical specifications and sold by CODELCO, the Private Shareholder, and all Parties Related to the foregoing other than the Company, invoiced to an Unrelated Third Party in metric tons, derived from lithium carbonate produced by the Company. : ∑(net conversion value 2) ∑( ) Value Net 2 : Corresponds to the pre-tax value of invoices to Unrelated Third Parties for converted Lithium Hydroxide, including (a) debit notes, and (b) credit notes associated with such invoices, that have been issued during the Tax Period by CODELCO, the Private Shareholder, and all Parties Related to the foregoing other than the Company. Lithium Hydroxide Rate : This corresponds to the Lithium Hydroxide rate, as set forth in Annex 5, based on the Conversion Price. Carbonate Rate : Corresponds to the lithium carbonate rate, as set forth in Annex 5, based on the Carbonate Price. Carbonate Price : Corresponds to Price j as defined in “Revenue 2: For sales invoiced by the Company to a Related Party, intended for sale to an Unrelated Third Party and/or for sale for conversion into Lithium Products or Other Lithium Products” for the same revenue recognition period as the Lithium Carbonate used. Conversion Factor : Equivalent to 1 according to the factor described in Annex 8. Page: 128/176 Certificate N o. 123456865498 Check validity at http://www.fojas.cl CASE A.2: If the total amount of sales of Lithium Products invoiced by the Company to Unrelated Third Parties equals or exceeds 50% of the total sales of Lithium Products invoiced by the Company during the Tax Period and (a) those sales are made to fewer than 3 different customers or (b) any single customer accounts for more than 70% of those sales, then the Income shall be determined as follows: Where, Provisional Revenue = ∑ (𝑉𝑜𝑙𝑢𝑚𝑒𝑛 𝑣𝑒𝑛𝑡𝑎 𝑖 × 𝑇𝑎𝑠𝑎 𝑝𝑟𝑜𝑣𝑖𝑠(𝑖𝑜𝑛𝑎𝑙 ×Provisional Price) + Conversion Recalculation 1 + Conversion Recalculation 2 Registered Document No. 168, dated September 16, 2025, File No. 5094-2025, p. 14 of 61. 6 Appendix 6 – Income Calculation Method Sales of sales i : This corresponds to the metric tons (Mt) of lithium products identified on the Company’s invoice i, and also includes the volume associated with: (a) debit notes, and (b) credit notes associated with said invoice i that were issued during the respective revenue period. : Corresponds to the higher of (a) the sales price to unrelated parties and indirect related parties and (b) the sales price to unrelated parties. Provisional Price Unrelated party sales price : ∑(unrelated value) ∑(Unrelated sales volume) Unrelated Value : Corresponds to the pre-tax value of Lithium Products invoiced by the Company, CODELCO, the Private Shareholder, and all Parties Related to the foregoing, to Unrelated Third Parties during the Tax Period, including (a) debit notes and (b) credit notes associated with invoices issued during the respective Tax Period. Volume of sales no t related : This corresponds to the sales volume of Lithium Products in metric tons, invoiced by the Company, CODELCO, the Private Shareholder, and all Parties Related to the foregoing, to all Unrelated Third Parties during the Revenue Period, and also includes the volume associated with: (a) debit notes, and (b) credit notes associated with invoices issued during the respective Revenue Period. Unrelated and Indirectly Related Sales Price : ∑(Unrelated and indirectly related value ) ∑(Unrelated and indirectly related sales volume) Value no t related a and indirectly related : Corresponds to the net value, excluding taxes, of Lithium Products invoiced by the Company, CODELCO, the Private Shareholder, including all Related Parties to the foregoing, all Unrelated Third Parties, and all Indirect Related Parties during the Revenue Period, incorporating (a) debit notes, and (b) credit notes associated with invoices issued during the respective Tax Period. Volume of sales no t related a : This corresponds to the sales volume of Lithium Products in metric tons, invoiced by the Company, CODELCO, and the Private Shareholder, including all Related Parties of the foregoing, all Unrelated Third Parties, and all Indirect Related Parties during the respective Revenue Period, and also includes the volume associated with: (a) debit notes, and (b) credit notes associated with invoices issued during the respective Revenue Period. and indirectly related Provisional rate : Corresponds to the progressive and marginal rates, as per Annex 5, resulting from the Provisional Price. Page: 129/176 Given this situation, the Company shall recalculate, settle, and pay the Rent, in the following period, with respect to any positive differences arising between the Provisional Price used to determine the Rent paid and the price determined by an independent expert appointed in accordance with the mechanism described in Section Six.Three(g) of the Lease Agreement, where applicable, shall establish the price, procedure, and/or alternative formula for calculating the price for payment of the respective quarter and subsequent quarters, if necessary. Where, Final rate : Corresponds to the effective rate resulting from the Final Price. Certificate 123456865498 Check validity at http://www.fojas. Income Tax Recalculation = ∑(Sales Volume i × Final Rate × Final Price) − ∑(Sales Volume i × Provisional Rate × Provisional Price) Registered Document No. 168, dated September 16, 2025, File No. 5094-2025, p. 15 of 61. 7 Appendix 6 – Income Calculation Method Conversion Recalculation 1 = Max {Conversion Volume × [(Conversion Price × Hydroxide Rate) - (Carbonate Price × Conversion Factor × Carbonate Rate)]; 0} Final price : This corresponds to the higher of (a) the Provisional Price and (b) the Expert Price. Expert Price : This corresponds to the price determined through the Challenge Procedure, where applicable. Recalculation Conversion 1: For sales invoiced by a Related Party to an Unrelated Third Party of lithium hydroxide chemically converted from lithium carbonate Where, Conversion Volume : Corresponds to the quantity of lithium hydroxide converted through a chemical Conversion Price reaction in accordance with technical specifications and sold by CODELCO, the Private Shareholder, and all Parties Related to the foregoing other than the Company, invoiced to an Unrelated Third Party in metric tons, derived from lithium carbonate produced by the Company. : ∑(net conversion value) ∑(Conversion volume) Net Net conversion : Corresponds to the pre-tax value of invoices to Unrelated Third Parties for converted Lithium Hydroxide, including (a) debit notes and (b) credit notes associated with such invoices, which have been issued during the Tax Period by CODELCO, the Private Shareholder, and all Related Parties to the foregoing other than the Company. Hydroxide Rate : This corresponds to the Lithium Hydroxide rate, as set forth in Annex 5, based on the Conversion Price. Carbonate Rate : Corresponds to the lithium carbonate rate, as per Annex 5, based on the carbonate price. Carbonate Price Conversion Factor : Corresponds to the price of lithium carbonate for the same payment period as the lithium carbonate used. : Equivalent to 1 according to the factor described in Annex 8. Page: 130/176 Certificate N o. 123456865498 Verify validity at http://www.fojas.cl Conversion 2 Recalculation: For sales invoiced by a Related Party to an Unrelated Third Party of Other Lithium Products chemically converted from Lithium Products Where, Conversion Volume i : Represents the quantity of Other Lithium Products i converted through a chemical reaction and sold by CODELCO, the Private Shareholder, and all Parties Related to the foregoing other than the Company, invoiced to an Unrelated Third Party in metric tons, derived from Lithium Products j produced by the Company. Recalculation Conversion 2 = ∑ (Max {Conversion Volume i × [(Conversion Price i × Other Lithium Product Rate i) - (Lithium Product j Price Used in Conversion i × Conversion Factor i × Lithium Product j Rate)]; 0}) Registered Document No. 168, dated September 16, 2025, File No. 5094-2025, p. 16 of 61. 8 Appendix 6 – Income Calculation Method Conversion Price i : ∑(Net conversion value 𝑖 ) Net Net conversion value i ∑(Conversion Volume 𝑖) : Corresponds to the pre-tax value of invoices to Unrelated Third Parties for Other Lithium Products i converted, incorporating (a) debit notes, and (b) credit notes associated with such invoices, that have been issued during the Tax Period by CODELCO, the Private Shareholder, and all Parties Related to the foregoing other than the Company. Other Lithium Product i Rate : Corresponds to the resulting rate(s) that the parties will negotiate in good faith, prior to the expiration of the maximum term of 3 interim payment periods, in accordance with the mechanism described in Section Six.Three(h) of the Lease Agreement for Other Lithium Products i. Lithium Product j Price Used in Conversion i : This corresponds to the weighted average price of lithium carbonate or lithium hydroxide for the same rental payment period as the lithium product j used. Product Rate : Lithium Product j Factor of : conversion i Corresponds to the progressive and marginal rates for Lithium Carbonate or Lithium Hydroxide, as per Annex 5, resulting from the Price of Lithium Product j used in conversion i. A numerical ratio that considers stoichiometric equivalence and an industry- standard yield, as per Annex 8, between Other Lithium Product i and Lithium Product j. A separate income 3 shall be calculated for each combination of type of Other Lithium Product sold and type of Lithium Product used for the chemical conversion. CASE B: For cases in which the amount of Lithium Product sales invoiced by the Company to Unrelated Third Parties is less than 50% of the Company’s total Lithium Product sales during the Revenue Period, the following cases shall apply as appropriate. CASE B.1: If the invoiced sales of Lithium Products by the Company’s Related Parties, CODELCO and the Private Shareholder, to Unrelated Third Parties equal or exceed 50% of the total sales of Lithium Products by such Related Parties and (a) are made to at least 3 different customers and (b) none of them accounts for more than 70% of those sales, then the Income shall be determined as follows: Page: 131/176 Where, Sales Volume i : This corresponds to the metric tons (MT) of lithium products identified on the Company’s invoice i, and also includes the volume associated with: (a) debit notes, and (b) credit notes associated with said invoice i that were issued during the respective Revenue Period. Income Price : This corresponds to the higher of (a) the sale price to unrelated parties and indirectly related parties and (b) the sale price to unrelated parties. Certificate 123456865498 Verify validity http://www.fojas. Revenue = ∑(Sales Volume i × Rate × Revenue Price) + Conversion Recalculation 1 + Conversion Recalculation 2

Registered Document No. 168, dated September 16, 2025, File No. 5094-2025, p. 17 of 61. 9 Appendix 6 – Income Calculation Method : ∑(unrelated value) un ∑(Unrelated sales volume ) : Corresponds to the net-of-tax value of Lithium Products invoiced by the Company, CODELCO, the Private Shareholder, and all Parties Related to the foregoing, to Unrelated Third Parties during the Revenue Period, including (a) debit notes, and (b) credit notes associated with invoices issued during the respective Tax Period. : This corresponds to the sales volume of Lithium Products in metric tons, invoiced by the Company, CODELCO, the Private Shareholder, and all Parties Related to the foregoing, to all Unrelated Third Parties during the Revenue Period, and also includes the volume associated with: (a) debit notes, and (b) credit notes associated with invoices issued during the respective Revenue Period. a : ∑(Unrelated and indirectly related value ) ∑(Unrelated and indirectly related sales volume) no a : This corresponds to the pre-tax value of Lithium Products invoiced by the Company, CODELCO, the Private Shareholder, including all Related Parties of the foregoing, all Unrelated Third Parties, and all Indirect Related Parties during the Revenue Period, incorporating (a) debit notes and (b) credit notes associated with such invoices that have been issued during the respective Revenue Period. Unrelated Party Sale Price Value related unrelated Unrelated sales volume Unrelated and indirectly related parties Value related and indirectly related Unrelated sales volume unrelated and indirectly Related : This corresponds to the sales volume of Lithium Products in Mt, invoiced by the Company, CODELCO, the Private Shareholder, including all Related Parties to the foregoing, all Unrelated Third Parties, and all Indirect Related Parties during the respective Revenue Period, also incorporating the volume associated with: (a) debit notes, and (b) credit notes associated with such invoices that have been issued during the respective Revenue Period. Rate : Corresponds to the progressive and marginal rates, as set forth in Annex 5, resulting from the Price. Recalculation Conversion 1: For sales invoiced by a Related Party to an Unrelated Third Party of Lithium Hydroxide chemically converted from Lithium Carbonate Page: 132/176 Where, Certificate N o. 123456865498 Verify validity at http://www.fojas.cl Conversion Volume : Corresponds to the quantity of lithium hydroxide converted through a chemical Conversion Rate reaction, in accordance with technical specifications, and sold by CODELCO, the Private Shareholder, and all Parties Related to the foregoing other than the Company, invoiced to an Unrelated Third Party in metric tons, derived from lithium carbonate produced by the Company. : ∑(net conversion value) ∑(Conversion volume) Net Net conversion : Corresponds to the pre-tax net value of the invoices to Unrelated Third Parties for the converted Lithium Hydroxide, incorporating (a) the Conversion Recalculation 1 = Max {Conversion Volume × [(Conversion Price × Hydroxide Rate) - (Carbonate Price × Conversion Factor × Carbonate Rate)]; 0} Registered Document No. 168, dated September 16, 2025, File No. 5094-2025, p. 18 of 61. 10 Appendix 6 – Income Calculation Method Recalculation Conversion 2 = ∑Max {Conversion Volume i × [(Conversion Price i × Other Lithium Products Rate i) - (Lithium Product j Price Used in Conversion i × Conversion Factor i × Lithium Product j Rate)]; 0}) and (b) the credit notes associated with such invoices, which have been issued during the Tax Period by CODELCO, the Private Shareholder, and all Related Parties to the foregoing other than the Company. Hydroxide Rate : This corresponds to the Lithium Hydroxide rate, as set forth in Annex 5, based on the Conversion Price. Carbonate Rate : Corresponds to the lithium carbonate rate, as per Annex 5, based on the carbonate price. Price of Carbonate : This corresponds to the price of lithium carbonate used for this conversion during the same payment period as the lithium carbonate used. Factor C onversion Conversion Equivalent to 1 according to the factor described in Annex 8. Conversion Recalculation 2: For sales invoiced by a Related Party to an Unrelated Third Party of Other Lithium Products chemically converted from Lithium Products Where, Conversion Volume i : Corresponds to the quantity of Other Lithium Products i converted through a Conversion Price i chemical reaction and sold by CODELCO, the Private Shareholder, and all Parties Related to the foregoing other than the Company, invoiced to an Unrelated Third Party in Mt, derived from Lithium Products j produced by the Company. : ∑(Net conversion value𝑖 ) Net Net conversion value i ∑(Conversion Volume 𝑖) : This corresponds to the pre-tax net value of invoices issued to Unrelated Third Parties for Other Lithium Products, converted and adjusted to include (a) debit notes, and (b) credit notes associated with such invoices, that were issued during the Tax Period by CODELCO, the Private Shareholder, and all Related Parties to the foregoing other than the Company. Rate Other Lithium Products i : Corresponds to the resulting rate(s) that the parties will negotiate in good faith, prior to the expiration of the maximum term of 3 interim payment periods, in accordance with the mechanism described in Section Six.Three(h) of the Lease Agreement for Other Lithium Products. Page: 133/176 Lithium Product j Price Used in Conversion i Lithium Product j Rate Factor of Conversion i : Corresponds to the price of Lithium Carbonate or Lithium Hydroxide used for this conversion during the same rent payment period as the Lithium Product j used. : Corresponds to the progressive and marginal rates for lithium carbonate or lithium hydroxide, as per Annex 5, resulting from the price of Lithium Product j used in the chemical conversion. Numerical ratio that considers stoichiometric equivalence and an industry- standard yield, as per Annex 8, between the Other Lithium Product i and the Lithium Product j. Certificate 123456865498 Check the validity of http://www.fojas. Registered Document No. 168, dated September 16, 2025, File No. 5094-2025, p. 19 of 61. 11 Appendix 6 – Income Calculation Method Provisional Revenue = ∑ (𝑉𝑜𝑙𝑢𝑚𝑒𝑛 𝑣𝑒𝑛𝑡𝑎 𝑖 × Provisional Rate ×Provisional Price) + Conversion Recalculation 1 + Conversion Recalculation 2 A separate conversion recalculation income will be calculated for each combination of type of Other Lithium Product sold and type of Lithium Product used for the chemical conversion. CASE B.2: If the invoiced sales of Lithium Products by the Company’s Related Parties, CODELCO and the Private Shareholder, to Unrelated Third Parties (a) are less than 50% of the total sales of Lithium Products by such Related Parties, or (b) are made to fewer than 3 different customers, or (c) any single customer accounts for more than 70% of those sales, then the Income shall be determined as follows: Where, Sales of sales i : This corresponds to the metric tons of lithium products identified on the Company’s invoice i, and also includes the volume associated with: (a) debit notes, and (b) credit notes associated with said invoice i that were issued during the respective revenue period. : Corresponds to the higher of (a) the sale price to unrelated parties and indirectly related parties and (b) the sale price to unrelated parties. Provisional Price Unrelated party sales price : ∑(unrelated value) Value un related unrelated ∑(Unrelated sales volume ) : Corresponds to the net-of-tax value of Lithium Products invoiced by the Company, CODELCO, the Private Shareholder, and all Parties Related to the foregoing, to Unrelated Third Parties during the Revenue Period, including (a) debit notes, and (b) credit notes associated with invoices issued during the respective Tax Period. Volume of sales no t : This corresponds to the sales volume of Lithium Products in metric tons, invoiced by the Company, CODELCO, the Private Shareholder, and all Parties Related to the foregoing, to all Unrelated Third Parties, and also includes the volume associated with: (a) debit notes, and (b) credit notes associated with invoices issued during the respective Revenue Period. Page: 134/176 Certificate N o. 123456865498 Verify validity at http://www.fojas.cl unrelated Unrelated sales price and indirectly related parties Value no n- related a and indirectly related Volume of sales no t related a and indirectly related : ∑(Unrelated and indirectly related value ) ∑(Unrelated and indirectly related sales volume) : This corresponds to the net value, excluding taxes, of Lithium Products invoiced by the Company, CODELCO, the Private Shareholder, including all Related Parties of the foregoing, all Unrelated Third Parties, and all Indirect Related Parties during the Revenue Period, incorporating (a) debit notes, and (b) credit notes associated with invoices issued during the respective Tax Period. : This corresponds to the sales volume of Lithium Products in metric tons, invoiced by the Company, CODELCO, the Private Shareholder, including all Parties Related to the foregoing, all Unrelated Third Parties, and all Indirectly Related Parties, and further includes the volume associated with: (a) debit notes, and (b) credit notes associated with invoices issued during the respective Revenue Period. Registered Document No. 168, dated September 16, 2025, File No. 5094-2025, p. 20 of 61. 12 Appendix 6 – Income Calculation Method Rent Recalculation = ∑(Sales Volume i × Final Rate × Final Price) − ∑(Sales Volume i × Provisional Rate × Provisional Price) Conversion Recalculation 1 = Max {Conversion Volume × [(Conversion Price × Hydroxide Rate) - (Carbonate Price × Conversion Factor × Carbonate Rate)]; 0} Provisional rate : Corresponds to the progressive and marginal rates, as set forth in Annex 5, calculated based on the provisional price. Given this situation, the Company shall recalculate, settle, and pay the Rent, in the following period, with respect to any positive differences arising between the provisional Price used to determine the Rent paid and the price determined by an independent expert appointed in accordance with the mechanism described in Section Six.Section Three(g) of the Lease Agreement, as applicable, shall establish the price, procedure, and/or alternative formula for calculating the price for payment of the respective quarter and subsequent quarters, if necessary. Where, Final rate : Corresponds to the effective rate resulting from the Final Price. Final price : This corresponds to the higher of (a) the Provisional Price and (b) the Expert Price. Expert Price : Corresponds to the price determined through the Challenge Procedure, where applicable. Conversion Recalculation 1: For sales invoiced by a Related Party to an Unrelated Third Party of Lithium Hydroxide chemically converted from Lithium Carbonate Where, Conversion Volume : Corresponds to the quantity of lithium hydroxide converted through a chemical Page: 135/176 Conversion Price reaction in accordance with technical specifications and sold by CODELCO, the Private Shareholder, and all Parties Related to the foregoing other than the Company, invoiced to an Unrelated Third Party in metric tons, derived from lithium carbonate produced by the Company. : ∑(net conversion value) ∑(Conversion Volume) Net Net conversion : Corresponds to the net value, after taxes, of the invoices to Unrelated Third Parties for the converted Lithium Hydroxide, including (a) debit notes, and (b) credit notes associated with such invoices, that have been issued during the Tax Period by CODELCO, the Private Shareholder, and all Parties Related to the foregoing other than the Company. Certificate 123456865498 Check the validity of http://www.fojas. Hydroxide Rate : Corresponds to the lithium hydroxide rate, as per Annex 5, based on the conversion price. Carbonate Rate : Corresponds to the lithium carbonate rate, as per Annex 5, based on the carbonate price. Carbonate Price : Corresponds to the price of lithium carbonate for the same payment period as the lithium carbonate used.

Registered Document No. 168, dated September 16, 2025, File No. 5094-2025, p. 21 of 61. 13 Appendix 6 – Income Calculation Method Conversion Recalculation 2 = ∑ (Max {Conversion Volume i × [(Conversion Price i × Rate of Other Lithium Product i) - (Price of Lithium Product j Used in Conversion i × Conversion Factor i × Rate of Lithium Product j)]; 0}) Factor co nversion conversion Equivalent to 1 according to the factor described in Annex 8. Recalculation Conversion 2: For sales invoiced by a Related Party to an Unrelated Third Party of Other Lithium Products chemically converted from Lithium Products Where, Conversion Volume i : This refers to the quantity of Other Lithium Products i converted through a chemical reaction and sold by CODELCO, the Private Shareholder, and all Parties Related to the foregoing other than the Company, invoiced to an Unrelated Third Party in metric tons, derived from Lithium Products j produced by the Company. Conversion Price i : ∑(Net conversion value i) ∑(Conversion Volume 𝑖) Net conversion value i : Corresponds to the pre-tax net value of invoices to Unrelated Third Parties for Other Lithium Products i converted, incorporating (a) debit notes and (b) credit notes associated with such invoices, which have been issued during the Tax Period by CODELCO, the Private Shareholder, and all Parties Related to the foregoing other than the Company. Rate Othe r Lithium Product i : Corresponds to the resulting rate(s) that the parties will negotiate in good faith, prior to the expiration of the maximum term of 3 interim payment periods, in accordance with the mechanism described in Section Six.Three(h) of the Lease Agreement for Other Lithium Products. Lithium Product j Price Used in Conversion i : This corresponds to the weighted average price of lithium carbonate or lithium hydroxide for the same rental payment period as that of the lithium product j used. Lithium Product j Rate : Corresponds to the progressive and marginal rates for lithium carbonate or lithium hydroxide, as per Annex 5, calculated based on the price of lithium product j used in the conversion. Page: 136/176 Factor C onversion Conversion Numerical ratio that considers stoichiometric equivalence and an industry- standard yield, as per Annex 8, between the Other Lithium Product i and the Lithium Product j. Certificate N o. 123456865498 Verify validity at http://www.fojas.cl A separate conversion 2 recalculation income will be calculated for each combination of the type of Other Lithium Product sold and the type of Lithium Product used for the chemical conversion. CASE C: If the sales of the Company and its Related Parties for the Payment Period do not permit the application of the mechanisms described above, and only to the extent that it is not possible to apply the preceding CASES A and B, an independent expert appointed in accordance with the mechanism described in Section Six.Three(g) of the Lease Agreement, as applicable, shall set the price, procedure, and/or alternative formula for calculating the price for payment for the respective quarter and subsequent quarters, if necessary. Registered Document No. 168, dated September 16, 2025, File No. 5094-2025, p. 22 of 61. 14 Appendix 6 – Income Calculation Method Revenue a = Revenue 1 + Revenue 2 Revenue 1 = ∑(Sales Volume i × Rate × Sales Price i) (2) CALCULATION MECHANISM FOR OTHER LITHIUM PRODUCTS The Rent shall be calculated according to the following scheme: CASE A: In cases where the amount of sales invoiced by the Company for Other Lithium Products to Unrelated Third Parties is equal to or greater than 50% of the Company’s total sales of Other Lithium Products during the Tax Period, the following cases shall apply, as applicable: CASE A.1: If the total amount of sales invoiced by the Company of Other Lithium Products to Unrelated Third Parties equals or exceeds 50% of the total sales of Other Lithium Products invoiced by the Company during the Tax Period and (a) such sales are made to at least 3 different customers and (b) none of them accounts for more than 70% of those sales, then Revenue shall be determined as follows: Revenue 1: For sales of Other Lithium Products invoiced by the Company to an Unrelated Third Party: Where, Sales Price i : ∑(Invoice Value i) Invoice i Amount ∑(Sales volume 𝑖 ) : This corresponds to the total net amount (excluding taxes) of Other Lithium Products on Invoice i, issued during the Tax Period by the Company to an Unrelated Third Party, including (a) debit notes, and (b) credit notes associated with such invoices that were issued during the Tax Period. Sales Volume i : Corresponds to the metric tons of Other Lithium Products identified in Invoice i, also including the volume associated with: (a) debit notes, and (b) credit notes associated with said Invoice i that were issued during the respective Revenue Period. Rate : Corresponds to the rate(s) that the parties will negotiate in good faith, prior to the expiration of the maximum term of 3 interim payment periods, in accordance with the mechanism described in Section Six.Three(h) of the Lease Agreement for Other Lithium Products. Rent 2: For sales of Other Lithium Products invoiced by the Company to a Related Party, intended for sale to an Unrelated Third Party, excluding sales for chemical conversion into Other Lithium Products: Pag: 137/176 Where, Sales volume i : Corresponds to the metric tons of Other Lithium Products identified in Invoice i, also including the volume associated with: (a) the debit notes, and (b) the credit notes associated with said Invoice i that have been issued during the respective Revenue Period. Certificate 123456865498 Verify validity http://www.fojas. Price j : Corresponds to the higher value between (a) the Sales Price i, and (b) the Final Sales Price. Revenue 2 = ∑ (Sales Volume i × Rate × Price j) Registered Document No. 168, dated September 16, 2025, File No. 5094-2025, p. 23 of 61. 15 Appendix 6 – Income Calculation Method Provisional Revenue = ∑ (𝑉𝑜𝑙𝑢𝑚𝑒𝑛𝑣𝑒𝑛𝑡𝑎 𝑖 ×𝑇𝑎𝑠𝑎 𝑝𝑟𝑜𝑣𝑖𝑠𝑖𝑜𝑛𝑎𝑙 ×Provisional Price) Sale Price i : ∑(Invoice Value i) Invoice i Amount ∑(Sales volume 𝑖 ) : Corresponds to the total pre-tax value of Other Lithium Products on Invoice i, issued during the Tax Period by the Company to CODELCO, the Private Shareholder, and all Related Parties to the foregoing other than the Company, so that the latter may allocate said sale to an Unrelated Third Party, excluding sales for conversion into Other Lithium Products, and including (a) debit notes, and (b) credit notes associated with such invoices that have been issued during the Revenue Period. Final sale price : ∑(Net Value 2) Net Value 2 ∑(Sales volume 2) Corresponds to the net value, after taxes, of Other Lithium Products invoiced by CODELCO, the Private Shareholder, and all Related Parties to the foregoing other than the Company, to all Third Parties : Incorporating (a) debit notes, and (b) credit notes associated with invoices issued during the Revenue Period. Sales Volume 2 : This corresponds to the total amount of Other Lithium Products invoiced by CODELCO, the Private Shareholder, and all Related Parties to the foregoing other than the Company, to all Unrelated Third Parties in metric tons, and also includes the volume associated with: (a) debit notes, and (b) the credit notes associated with such invoices that have been issued during the respective Revenue Period. Rate This corresponds to the rate(s) that the parties will negotiate in good faith, prior to the expiration of the maximum term of 3 interim payment periods, as : the mechanism described in Section Six.Three(h) of the Contract Lease for Other Lithium Products, based on Price j. CASE A.2: If the total amount of invoiced sales of Other Lithium Products by the Company to Unrelated Third Parties equals or exceeds 50% of the total sales of Other Lithium Products invoiced by the Company during the Lease Period and (a) those sales are made to fewer than 3 different customers or (b) any single customer accounts for more than 70% of those sales, then the Rent shall be determined as follows: Where, Page: 138/176 Certificate N o. 123456865498 Verify validity at http://www.fojas.cl Sales of sale i Provisional price Unrelated party sales price Value no t unrelated : This corresponds to the metric tons of Other Lithium Products identified on the Company’s invoice i, and also includes the volume associated with: (a) debit notes, and (b) credit notes associated with said invoice i that were issued during the respective Revenue Period. : This corresponds to the higher of (a) the sales price to unrelated parties and indirect related parties and (b) the sales price to unrelated parties. : ∑(unrelated value) ∑(Unrelated sales volume ) : This corresponds to the pre-tax value of Other Lithium Products invoiced by the Company, CODELCO, the Private Shareholder, and all Parties Related to the foregoing to Unrelated Third Parties during the Tax Period, including (a) debit notes, and (b) credit notes associated with invoices issued during the respective Tax Period. Registered Document No. 168, dated September 16, 2025, File No. 5094-2025, p. 24 of 61. 16 Appendix 6 – Income Calculation Method Income Tax Recalculation = ∑(Sales Volume i × Final Rate × Final Price) − ∑(Sales Volume i × Provisional Rate × Provisional Price) Volume of sales no t unrelated : This corresponds to the sales volume of Other Lithium Products in metric tons, invoiced by the Company, CODELCO, the Private Shareholder, and all Parties Related to the foregoing, to all Unrelated Third Parties during the Revenue Period, also including the volume associated with: (a) debit notes and (b) credit notes associated with invoices issued during the respective Revenue Period. Unrelated and Indirectly Related Sales Price : ∑(Unrelated and indirectly related value ) ∑(Unrelated and indirectly related sales volume) Value no t related a and indirectly related : Corresponds to the net value, excluding taxes, of Other Lithium Products invoiced by the Company, CODELCO, the Private Shareholder, including all Related Parties to the foregoing, all Unrelated Third Parties, and all Indirect Related Parties during the Revenue Period, incorporating (a) debit notes, and (b) credit notes associated with invoices issued during the respective Revenue Period. Volume of sales no t related a : This corresponds to the sales volume of Other Lithium Products in metric tons, invoiced by the Company, CODELCO, and the Private Shareholder—including all Related Parties of the aforementioned entities, all Unrelated Third Parties, and all Indirect Related Parties—during the respective Revenue Period, and also includes the volume associated with: (a) debit notes, and (b) credit notes associated with invoices issued during the respective Revenue Period. and indirectly related Provisional rate : This corresponds to the rate to be used on a provisional basis, as indicated in Annex 5 for Other Lithium Products. Given this situation, the Company shall recalculate, settle, and pay the Rent, in the following period, with respect to any positive differences arising between the provisional Price used to determine the Rent paid and the price determined by an independent expert appointed in accordance with the mechanism described in Section Six.Three(g) of the Lease Agreement, where applicable, shall establish the price, procedure, and/or alternative formula for calculating the price for payment for the respective quarter and subsequent quarters, if necessary. Where, Page: 139/176 Final Rate : Corresponds to the resulting effective rate that the parties will negotiate in good faith, prior to the expiration of the maximum term of 3 provisional payment periods, in accordance with the mechanism described in Section Six.Three(h) of the Lease Agreement for Other Lithium Products, based on the Final Price. Final Price : Corresponds to the higher of (a) the Provisional Price, and (b) the Expert Price. Expert Price : This corresponds to the price determined through the Dispute Resolution Procedure, where applicable. CASE B: In cases where the amount of sales of Other Lithium Products invoiced by the Company to Unrelated Third Parties is less than 50% of the Company’s total sales of Other Lithium Products during the Tax Period, the following cases shall apply as appropriate. Certificate 123456865498 Verify validity at http://www.fojas.

Registered Document No. 168, dated September 16, 2025, File No. 5094-2025, p. 25 of 61. 17 Appendix 6 – Income Calculation Method Revenue = ∑(Sales volume 𝑖 × Rate ×Rent Price) CASE B.1: If the invoiced sales of Other Lithium Products by the Company’s Related Parties, CODELCO and the Private Shareholder, to Unrelated Third Parties equal or exceed 50% of the total sales of Other Lithium Products by such Related Parties and (a) are made to at least 3 different customers and (b) none of them accounts for more than 70% of those sales, then Revenue shall be determined as follows: : Corresponds to the metric tons of Other Lithium Products identified on the Company’s invoice i, also including the volume associated with: (a) debit notes, and (b) credit notes associated with said invoice i that have been issued during the respective Revenue Period. : Corresponds to the higher of (a) the sales price to unrelated parties and indirectly related parties and (b) the sales price to unrelated parties. : ∑(unrelated value) ∑(Unrelated sales volume ) : Corresponds to the net value, excluding taxes, of Other Lithium Products invoiced by the Company, CODELCO, the Private Shareholder, and all Parties Related to the foregoing to Unrelated Third Parties during the Revenue Period, including (a) debit notes, and (b) credit notes associated with invoices issued during the respective Tax Period. : This corresponds to the sales volume of Other Lithium Products in metric tons, invoiced by the Company, CODELCO, the Private Shareholder, and all Parties Related to the foregoing, to all Unrelated Third Parties during the Revenue Period, including (a) debit notes, and (b) credit notes associated with invoices issued during the respective Revenue Period. : ∑(Unrelated and indirectly related value ) ∑(Unrelated and indirectly related sales volume) Page: 140/176 Certificate N o. 123456865498 Verify validity at http://www.fojas.cl : This corresponds to the pre-tax net value of Other Lithium Products invoiced by the Company, CODELCO, and the Private Shareholder, including all Related Parties of the foregoing, all Unrelated Third Parties, and all Indirect Related Parties during the respective Revenue Period, incorporating (a) debit notes, and (b) credit notes associated with invoices issued during the respective Tax Period. : This corresponds to the sales volume of Other Lithium Products in metric tons, invoiced by the Company, CODELCO, the Private Shareholder, including all Parties Related to the foregoing, all Unrelated Third Parties, and all Indirectly Related Parties, and further includes the volume associated with: (a) debit notes, and (b) credit notes associated with invoices issued during the respective Revenue Period. Where, Sales volume i Revenue Price Unrelated Party Sales Price Unrelated Value Unrelated sales volume Unrelated and indirectly related sales price Unrelated and indirectly related value related Unrelated and indirectly related sales volumes Rate : Corresponds to the rate(s) that the parties will negotiate in good faith, prior to the expiration of the maximum term of 3 interim payment periods, in accordance with the mechanism described in Section Six.Three(h) of the Lease Agreement for Other Lithium Products. Registered Document No. 168, dated September 16, 2025, File No. 5094-2025, p. 26 of 61. 18 Appendix 6 – Income Calculation Method Provisional Revenue = ∑ (Sales volume 𝑖 × Provisional Rate ×Provisional Price) CASE B.2: If the invoiced sales of Other Lithium Products by the Company’s Related Parties, CODELCO and the Private Shareholder, to Unrelated Third Parties (a) are less than 50% of the total sales of Other Lithium Products by such Related Parties, or (b) are made to fewer than 3 different customers, or (c) any single customer accounts for more than 70% of those sales, then the Income shall be determined as follows: Where, Sales of sales i : This corresponds to the MT of Other Lithium Products identified on the Company’s Invoice i, and also includes the volume associated with: (a) debit notes, and (b) credit notes associated with said Invoice i that were issued during the respective Revenue Period. : Corresponds to the higher of (a) the sales price to unrelated parties and indirectly related parties and (b) the sales price to unrelated parties. Provisional Price Unrelated party sales price : ∑(unrelated value) Unrelated Value ∑(Unrelated sales volume ) : Corresponds to the net-of-tax value of Other Lithium Products invoiced by the Company, CODELCO, the Private Shareholder, and all Parties Related to the foregoing to Unrelated Third Parties during the Revenue Period, including (a) debit notes, and (b) credit notes associated with invoices issued during the respective Tax Period. Unrelated Sales Volume : This corresponds to the sales volume of Other Lithium Products in metric tons, invoiced by the Company, CODELCO, the Private Shareholder, and all Parties Related to the foregoing, to all Unrelated Third Parties during the Revenue Period, and also includes the volume associated with: (a) debit notes, and (b) the credit notes associated with such invoices that have been issued during the respective Revenue Period. Unrelated and Indirectly Related Sales Price : ∑(Unrelated and indirectly related value ) ∑(Unrelated and indirectly related sales volume) Page: 141/176 : This corresponds to the pre-tax net value of Other Lithium Products invoiced by the Company, CODELCO, the Private Shareholder, including all Related Parties of the foregoing, all Unrelated Third Parties, and all Indirect Related Parties, during the Revenue Period, incorporating (a) debit notes, and (b) credit notes associated with invoices issued during the respective Tax Period. : This corresponds to the sales volume of Other Lithium Products in metric tons, invoiced by the Company, CODELCO, the Private Shareholder, including all Related Parties of the foregoing, all Unrelated Third Parties, and all Indirect Related Parties, and also includes the volume associated with: (a) debit notes, and (b) credit notes associated with such invoices that have been issued during the respective Revenue Period. Certificate 123456865498 Verify validity at http://www.fojas. Provisional rate : Corresponds to the rate to be used on a provisional basis, as indicated in Annex 5 for Other Lithium Products. Unrelated and indirectly related Value Unrelated and indirectly related Sales Volume Registered Document No. 168, dated September 16, 2025, File No. 5094-2025, p. 27 of 61. 19 Appendix 6 – Income Calculation Method Rent Recalculation = ∑(Sales Volume i × Final Rate × Final Price) − ∑(Sales Volume i × Provisional Rate × Provisional Price) Revenue = Volume of Other Lithium Products × Conversion Factor × Price of Lithium Product × Rate for Lithium Product + Conversion Recalculation Given this situation, the Company shall recalculate, settle, and pay the Rent, in the following period, with respect to any positive differences arising between the provisional Price used to determine the Rent paid and the price determined by an independent expert appointed in accordance with the mechanism described in Section Six.Section Three(g) of the Lease Agreement, as applicable, shall establish the price, procedure, and/or alternative formula for calculating the price for payment of the respective quarter and subsequent quarters, if necessary. Where, Final Rate : Corresponds to the rate(s) that the parties will negotiate in good faith, prior to the expiration of the maximum period of 3 provisional payment periods, in accordance with the mechanism described in Section Six.Three(h) of the Lease Agreement for Other Lithium Products. Final Price : Corresponds to the higher of (a) the Provisional Price, and (b) the Expert Price. Expert Price: Corresponds to the price determined through the Dispute Resolution Procedure, where applicable. CASE C: For sales of Other Lithium Products marketed by the Company to Related Parties for the sole purpose of conversion into Lithium Products, the foregoing Cases A and B shall not apply; therefore, the Rent shall be calculated as follows: Where, Volume of Other Lithium Products : Corresponds to the quantity of Other Lithium Products sold by the Company during the Revenue Period to CODELCO, the Private Shareholder, and all Parties Related to the foregoing, in metric tons (Mt), for chemical conversion to Lithium Product. Conversion Factor : This corresponds to the conversion factor from Other Lithium Products to Lithium Product, as indicated in Annex 8. Lithium Product Price : : This corresponds to the price of lithium carbonate or lithium hydroxide, in the applicable grade, used to calculate the revenue for the same revenue period, as applicable. Page: 142/176 Lithium Product Rate : Corresponds to the rates for the respective lithium product, as per Annex 5. Certificate N o. 123456865498 Check validity at http://www.fojas.cl Conversion Adjustment: Applies when the lithium product used to calculate revenue at the time of the Company’s billing differs from the lithium product billed by a Related Party to an Unrelated Third Party, and is linked to the other chemically converted lithium product. Conversion Recalculation = max {Volume of Lithium Product Sold × [(Price of Lithium Product Sold × Rate of Lithium Product Sold) - Conversion Factor of Lithium Product Used in Revenue Calculation / Conversion Factor of Lithium Product Sold × (Price Registered Document No. 168, dated September 16, 2025, File No. 5094-2025, p. 28 of 61. 20 Appendix 6 – Income Calculation Method Revenue = Volume of Other Lithium Product i × Conversion Factor × Price of Other Lithium Product j × Rate of Other Lithium Product j Where, Volume of Lithium Product Sold : Corresponds to the quantity of Lithium Product sold by CODELCO, the Private Shareholder, and all Parties Related to the foregoing other than the Company, invoiced to an Unrelated Third Party in metric tons, derived from Other Lithium Product produced by the Company, other than that used for the calculation of the income from the Other Lithium Product. Price of Lithium Product Sold Net Value of Lithium Sales, Excluding Taxes : ∑(Net value of Lithium Product Sales, excluding taxes ) ∑(Lithium Product Sales Volume) : Corresponds to the net value after taxes of invoices issued to Unrelated Third Parties for the Volume of Lithium Product Sold, including (a) debit notes related to the invoices, and (b) credit notes associated with such invoices, which have been issued during the Tax Period by CODELCO, the Private Shareholder, and all Related Parties to the foregoing other than the Company. Lithium Product Sales Rate : Corresponds to the progressive and marginal rates for the resulting Lithium Carbonate or Lithium Hydroxide based on the Price of Lithium Product Sold. Lithium Product Conversion Factor Used in Revenue Calculation : Corresponds to the conversion factor for the Lithium Product used in the chemical conversion for the calculation of revenue, as indicated in Annex 8. Conversion Factor for Sold Lithium Product : This corresponds to the conversion factor for sold lithium product used in the chemical conversion, as indicated in Annex 8. Lithium Product Price Used in Revenue Calculation : This corresponds to the weighted average price of Battery-Grade Lithium Carbonate or Battery-Grade Lithium Hydroxide for the same Revenue Period in which the recalculation is performed, distinct from the Lithium Product Sold. Lithium Product Rate Used in Revenue Calculation : Corresponds to the progressive and marginal rates of the resulting Lithium Carbonate or Lithium Hydroxide based on the Price of the Lithium Product used in chemical conversion. CASE D: For sales of Other Lithium Products marketed by the Company to Related Parties for the purpose of chemical conversion into Other Lithium Products: Page: 143/176 Where, Volume of Other Lithium Product i : Corresponds to the quantity of Other Lithium Product i sold by the Company during the Revenue Period to CODELCO, the Private Shareholder, and all Parties Related to the foregoing, in metric tons (Mt), for chemical conversion into Other Lithium Product. Certificate 123456865498 Check the validity of http://www.fojas. Conversion Factor : This corresponds to the chemical conversion factor from Other Lithium Products j to Other Lithium Products i, to be established by the parties, as applicable. Lithium Product Used in Income Calculation × Rate of Lithium Product Used in Income Calculation)]; 0}

Registered Document No. 168, dated September 16, 2025, File No. 5094-2025, p. 29 of 61.

| | | |
|---|---|---|
| **Price of Other Lithium Product j** | : | This refers to the price of the chemically converted Other Lithium Product j, used to calculate the Revenue for the same Revenue Period, as applicable. |
| **Rate of Other Lithium Product j** | : | This corresponds to the rate(s) that the parties will negotiate in good faith, prior to the expiration of the maximum term of 3 interim payment periods, in accordance with the mechanism described in Section Six.Three(h) of the Lease Agreement for Other Lithium Products. |

**CASE E:** If the sales of the Company, CODELCO, the Private Shareholder, and all Related Parties for the Rental Period do not permit the application of the mechanisms described above, and only to the extent that it is not possible to apply the preceding CASES A, B, C, or D, an independent expert appointed in accordance with the mechanism described in Section Six.Three(g) of the Lease Agreement, as applicable, shall set the price, procedure, and/or alternative formula for calculating the price for payment of the respective quarter and subsequent quarters, if necessary.

## (3) CALCULATION MECHANISM FOR POTASSIUM CHLORIDE

The Company shall pay for Potassium Chloride an amount equal to the higher of
(x) a minimum sales volume for payment equal to the quarterly equivalent of 60% of the Theoretical Potassium Chloride Production Capacity that is in operation, in accordance with the provisions of Annex 5, at the weighted average price for the period of sales to Unrelated Third Parties made by the Company, CODELCO, the Private Shareholder, and all Parties Related to the foregoing during the same period, and at a rate of 1.8%, and (y) the result of applying the following mechanism:

**CASE A:** In cases where the amount of Potassium Chloride sales invoiced by the Company to Unrelated Third Parties is equal to or greater than 50% of the Company's total Potassium Chloride sales during the Tax Period, the following cases shall apply, as applicable:

**CASE A.1:** If the amount of Potassium Chloride sales invoiced by the Company to Unrelated Third Parties equals or exceeds 50% of the Company's total Potassium Chloride sales invoiced during the Tax Period and (a) those sales are made to at least 3 different customers and (b) none of them accounts for more than 70% of those sales, then Income shall be determined as follows:

$$\text{Income}_a = \text{Income } 1 + \text{Income } 2 + \text{Income } 3 + \text{Income } 4 + \text{Income } 5$$

Page: 144/176

**Revenue 1: For sales of Potassium Chloride invoiced by the Company to an Unrelated Third Party:**

Certificate N
o. 123456865498

$$\text{Revenue } 1 = \sum(\text{Sales volume i} \times \text{Rate} \times \text{Sales price i})$$

**Where,**

**Sales price i** $: \frac{\sum(\text{net invoice value j})}{\sum(\text{Sales volume j})}$

**Sales Volume i** : Corresponds to the MT of the Potassium Chloride product identified in invoice i, also incorporating the volume associated with: (a) the debit notes, and (b) the

21 Appendix 6 – Income Calculation Method

**Registered Document No. 168, dated September 16, 2025, File No. 5094-2025, p. 30 of 61.**

credit notes associated with said invoice i that have been issued in the respective Revenue Period.

**Net value of invoice j** : This corresponds to the sales value of potassium chloride, as identified on the Company's invoice to unrelated third parties, including (a) debit notes, and (b) credit notes associated with such invoices that were issued during the respective tax period.

**Sales volume j** : Corresponds to the metric tons of Potassium Chloride identified in the Company's invoice j to Unrelated Third Parties, also including the volume associated with: (a) debit notes, and (b) credit notes associated with said invoice j that have been issued during the respective Tax Period.

**Rate** : Corresponds to the progressive and marginal rates, as per Annex 5, resulting from the sales price i.

**<u>Income 2: For sales of Potassium Chloride invoiced by the Company to a Related Party, intended for sale to an Unrelated Third Party, excluding sales for chemical conversion into other potassium products:</u>**

$$\text{Revenue } 2 = \sum (\text{Sales volume i} \times \text{Rate} \times \text{Price j})$$

**Where,**

**Sales Volume i** : Corresponds to the MT of the Potassium Chloride product identified on invoice i, also including the volume associated with: (a) debit notes, and (b) credit notes associated with said invoice i that have been issued during the respective Revenue Period.

**Price j** : Corresponds to the higher of (a) the sales price i, and (b) the final sales price.

**Retail Price** $: \frac{\sum(\text{net invoice value i})}{\sum(\text{Sales volume } i)}$

Page: 145/176

**Net Invoice Value i** : Corresponds to the net value, excluding taxes, of Potassium Chloride invoiced by the Company to CODELCO, the Private Shareholder, and all Related Parties to the foregoing other than the Company, so that the latter may allocate said sale to an Unrelated Third Party, incorporating (a) the debit notes and (b) credit notes associated with invoices issued during the Tax Period.

**Final Sale Price** : $\frac{\sum(\text{net value 2})}{\sum(\text{Sales volume 2})}$

**Net Value 2** : Corresponds to the net value of taxes on Potassium Chloride invoiced by CODELCO, the Private Shareholder, and all Related Parties to the foregoing other than the Company, to all Unrelated Third Parties, including (a) debit notes and (b) credit notes associated with such invoices that have been issued during the Tax Period.

**Sales volume 2** : This corresponds to the total quantity of potassium chloride invoiced by CODELCO, the Private Shareholder, and all Related Parties other than the Company, to all Unrelated Third Parties, in metric tons, and also includes the volume associated with: (a) debit notes, and (b) the credit notes associated with such invoices that have been issued during the respective Revenue Period.

**Rate** : Corresponds to the progressive and marginal rates, as per Annex 5, resulting from Price j.

Certificate
123456865498
Verify validity at

22 Appendix 6 – Income Calculation Method

Registered Document No. 168, dated September 16, 2025, File No. 5094-2025, p. 31 of 61.

**Income 3: For sales of Potassium Chloride invoiced by the Company to a Related Party, intended for chemical conversion into other potassium products:**

$$\text{Revenue 3} = \sum(\text{Conversion volume i} \times \text{Rate} \times \text{Price})$$

**Where,**

**Conversion Volume i** : Corresponds to the metric tons (Mt) of the Potassium Chloride product identified in invoice i issued by the Company to a Related Party or to a Related Party of the Private Shareholder, and which is intended for chemical conversion into other potassium products, also including the volume associated with:
(a) debit notes, and (b) credit notes associated with said invoice i that have been issued during the respective Tax Period.

**Price** : $\dfrac{\sum(\text{net value 3}) * 81\%}{\sum(\text{Sales volume 3})}$

**Net value 3** : This corresponds to the pre-tax value of Potassium Chloride invoiced by CODELCO, the Private Shareholder, and all Related Parties other than the Company, to all Unrelated Third Parties, including (a) debit notes and (b) credit notes associated with invoices issued during the Revenue Period.

**Sales volume 3** : Represents the total quantity of Potassium Chloride invoiced by CODELCO, the Private Shareholder, and all Parties Related to the foregoing other than the Company, to all Unrelated Third Parties in metric tons, also including the volume associated with: (a) debit notes, and (b) the credit notes associated with such invoices issued during the respective Revenue Period.

**Rate** : Corresponds to the progressive and marginal rates, as set forth in Annex 5, resulting from the Price.

**Revenue 4: Recalculation for sales invoiced by a Related Party to Unrelated Third Parties of other potassium products derived from chemical conversion, other than Potassium Nitrate:**

Revenue 4 = Max {(Conversion Volume × Conversion Price × Conversion Price Rate) - Income paid i;0}

**Where,**

**Conversion Volume** : Corresponds to the quantity of product converted through a chemical reaction, other than Potassium Nitrate, and sold based on the Company's Potassium Chloride invoice, by CODELCO, the Private Shareholder, and all Parties Related to the foregoing other than the Company, to all Unrelated Third Parties in metric tons.

Page: 146/176

Certificate N

o. 123456865498
Verify validity at
http://www.fojas.cl

**Conversion Price** : $\frac{\sum(\text{net conversion value})}{\sum(\text{Conversion Volume})}$

**Net Conversion Value** : Corresponds to the pre-tax net value of the invoices to Unrelated Third Parties for the converted product, including (a) the debit notes and
(b) the credit notes associated with said invoices, which have been issued during the Tax Period by CODELCO, the Private Shareholder, and all Parties Related to the foregoing, other than the Company.

**Conversion Price Rate** : Corresponds to the progressive and marginal rates, as set forth in Annex 5, resulting from the Conversion Price.

23 Appendix 6 – Income Calculation Method

Registered Document No. 168, dated September 16, 2025, File No. 5094-2025, p. 32 of 61.

**Rent paid i** : This corresponds to the amount in US$ paid to CORFO for the rent on the Company's invoice i.

**Revenue 5: Revenue from Blends containing Potassium Chloride (KCl):**

$$\text{Revenue 5} = \text{Blend Volume} \times [(\text{Blend Price} \times \text{Blend Rate}) - (\text{KCl Price} \times \text{KCl Rate})]$$

**Where:**

**Blend Volume:** Corresponds to the quantity of Potassium Chloride shipped for Mixtures during the Revenue Period by the Company, CODELCO, and the Private Shareholder, in metric tons.

**Blend Price: KCl** KCl Price × 1.13

**Price:** Corresponds to the pre-tax price of Potassium Chloride invoiced by the Company, CODELCO, the Private Shareholder, and all Parties Related to the foregoing, to all Unrelated Third Parties, including (a) debit notes, and (b) credit notes associated with invoices issued during the Tax Period.

**Blend Rate: KCl** Refers to the progressive and marginal rates for Potassium Chloride.

**Rate:** Refers to the progressive and marginal rates, as set forth in Annex 5, for Potassium Chloride.

**Blend:** Any other potassium product containing KCl that results from directly mixing it with other products without chemical conversion and that generates a higher margin than the KCl it contains.

**CASE A.2**: If the total amount of Potassium Chloride sales invoiced by the Company to Unrelated Third Parties equals or exceeds 50% of the Company's total invoiced Potassium Chloride sales during the Tax Period and (a) those sales are made to fewer than 3 different customers or (b) any single customer accounts for more than 70% of those sales, then the Income shall be determined as follows:

$$\text{Provisional Income} = \sum (\text{Volume of goods} \times \text{Provisional rate} \times \text{Provisional Price}) + \text{Conversion Income 1} + \text{Conversion Recalculation 2} + \text{Recalculation 3}$$

**Where,**

Page: 147/176

**Sales volume i** : Corresponds to the MT of the Potassium Chloride product identified on the Company's invoice i, excluding those invoices issued to a Related Party of the Company or to a Related Party of the Private Shareholder intended for chemical conversion into other potassium products, and also including the volume associated with: (a) the debit notes, and (b) credit notes associated with said invoice i that have been issued during the respective Income Period.

Certificate 123456865498 Verify validity http://www.fojas.

**Provisional price** : This corresponds to the higher of (a) the sales price to unrelated parties and indirect related parties and (b) the sales price to unrelated parties.

**Sales price to unrelated parties** :

$$\frac{\sum(\text{unrelated value})}{\sum(\text{Unrelated sales volume})}$$

**Unrelated Value** : Corresponds to the net value, excluding taxes, of Potassium Chloride invoiced by the Company, CODELCO, the Private Shareholder, and all Parties Related to the foregoing to Unrelated Third Parties during the

24 Appendix 6 – Income Calculation Method

Registered Document No. 168, dated September 16, 2025, File No. 5094-2025, p. 33 of 61. 25 Appendix 6 – Income Calculation Method Rent Recalculation = ∑(Sales Volume i × Final Rate × Final Price) − ∑(Sales Volume i × Provisional Rate × Provisional Price) Tax Period, including (a) debit notes, and (b) credit notes associated with invoices issued during the respective Tax Period. : This corresponds to the sales volume of Potassium Chloride in metric tons, invoiced by the Company, CODELCO, the Private Shareholder, and all Parties Related to the foregoing, to all Unrelated Third Parties during the Revenue Period, and also includes the volume associated with: (a) debit notes, and (b) credit notes associated with invoices issued during the respective Revenue Period. : ∑(Unrelated and indirectly related value ) ∑(Unrelated and indirectly related sales volume) : This corresponds to the pre-tax value of Potassium Chloride invoiced by the Company, CODELCO, the Private Shareholder, including all Related Parties to the foregoing, all Unrelated Third Parties, and all Indirect Related Parties during the Revenue Period, incorporating (a) debit notes, and (b) credit notes associated with invoices issued during the respective Tax Period. : This corresponds to the sales volume of Potassium Chloride in metric tons, invoiced by the Company, CODELCO, the Private Shareholder, including all Related Parties of the foregoing, all Unrelated Third Parties, and all Indirectly Related Parties during the Revenue Period, and also includes the volume associated with: (a) debit notes, and (b) credit notes associated with invoices issued during the respective Revenue Period. Provisional rate : Corresponds to the progressive and marginal rates, as per Annex 5, resulting from the Provisional Price. Given this situation, the Company shall recalculate, settle, and pay the Rent, in the following period, with respect to any positive differences arising between the provisional Price used to determine the Rent paid and the price determined by an independent expert appointed in accordance with the mechanism described in Section Six.Section Three(g) of the Lease Agreement, as applicable, shall establish the price, procedure, and/or alternative formula for calculating the price for payment of the respective quarter and subsequent quarters, if necessary. Where, Page: 148/176 Certificate N o. 123456865498 Verify validity at http://www.fojas.cl Final rate : Corresponds to the effective rate resulting from the Final Price. Final price : This corresponds to the higher of (a) the Provisional Price and (b) the Expert Price. Expert Price : This corresponds to the price determined through the Challenge Procedure, where applicable. Conversion Revenue 1: For sales of Potassium Chloride invoiced by the Company to a Related Party, intended for chemical conversion into other potassium products: Conversion revenue 1 = ∑(Conversion volume i × Rate × Price) Unrelated and indirectly related Sales Volume Unrelated and indirectly related Price Unrelated and indirectly related Value Unrelated and indirectly related Sales Volume Registered Document No. 168, dated September 16, 2025, File No. 5094-2025, p. 34 of 61. 26 Appendix 6 – Income Calculation Method Conversion Recalculation 2 = Max {(Conversion Volume × Conversion Price × Conversion Price Rate) - Dividend Paid i;0} Where, Conversion volume i : Corresponds to the MT of the Potassium Chloride product identified in invoice i issued by the Company to a Related Party or to a Related Party of the Private Shareholder, and which is intended for conversion into other potassium products, also including the volume associated with: (a) the debit notes, and (b) the credit notes associated with said invoice i that have been issued in the respective Revenue Period. Price : ∑(net value 3) * 81% ∑(Sales volume 3) Net value 3 : This corresponds to the pre-tax value of Potassium Chloride invoiced by CODELCO, the Private Shareholder, and all Related Parties other than the Company, to all Unrelated Third Parties, including (a) debit notes, and (b) credit notes associated with invoices issued during the respective Revenue Period. Sales volume 3 : Represents the total quantity of Potassium Chloride invoiced by CODELCO, the Private Shareholder, and all Parties Related to the foregoing other than the Company, to all Unrelated Third Parties in metric tons, also including the volume associated with: (a) debit notes, and (b) credit notes associated with such invoices issued during the respective Revenue Period. Rate : Corresponds to the progressive and marginal rates, as set forth in Annex 5, resulting from the Price. Recalculation for Conversion 2: For sales invoiced by a Related Party to Unrelated Third Parties of other potassium products derived from chemical conversion, other than Potassium Nitrate: Where, Conversion Volume : Corresponds to the quantity of product converted through a chemical reaction and Conversion Price sold, based on the Company’s Potassium Chloride invoice i, by CODELCO, the Private Shareholder, and all Related Parties to the foregoing other than the Company, to all Unrelated Third Parties in Mt. : ∑(net conversion value) ∑(Conversion Volume) Page: 149/176 Net conversion value Conversion Price Rate Income paid i : Corresponds to the pre-tax value of the invoices issued to an Unrelated Third Party for the converted product, including (a) debit notes, and (b) the credit notes associated with such invoices, which have been issued during the Revenue Period by CODELCO, the Private Shareholder, and all Parties Related to the foregoing, other than the Company. : Corresponds to the progressive and marginal rates, as per Annex 5, resulting from the Conversion Price. : Corresponds to the amount in US$ paid to CORFO for the Income from the Company’s invoice i. Certificate 123456865498 Verify validity http://www.fojas. Recalculation 3: For sales of Blends containing Potassium Chloride (KCl): Registered Document No. 168, dated September 16, 2025, File No. 5094-2025, p. 35 of 61. 27 Appendix 6 – Income Calculation Method Revenue = ∑[(Sales volume i × Rate × Price) + (Sales volume j × Rate j × Price j) + (Sales volume k × Rate k × Price k)] + Conversion adjustment + Mixed revenue Corresponds to the quantity of Potassium Chloride shipped for Mixtures during the Lease Period by the Company, CODELCO, and the Private Shareholder, in metric tons. KCl Price × 1.13 This corresponds to the pre-tax price of Potassium Chloride invoiced by the Company, CODELCO, the Private Shareholder, and all Parties Related to the foregoing, to all Unrelated Third Parties, including (a) debit notes, and (b) credit notes associated with such invoices that have been issued during the Revenue Period Refers to the progressive and marginal rates for Potassium Chloride. Refers to the progressive and marginal rates, as set forth in Annex 5, for Potassium Chloride. Where: Blend Volume: Blend Price: KCl Price: Blending Rate: KCl Rate: Blend: Any other potassium product containing KCl that results from direct mixing with other products, without chemical conversion, and that generates a higher margin than the KCl content. CASE B: In cases where the amount of Potassium Chloride sales invoiced by the Company to Unrelated Third Parties is less than 50% of the Company’s total Potassium Chloride sales for the Tax Period, the following cases shall apply as appropriate. CASE B.1: If the invoiced sales of Potassium Chloride by the Company’s Related Parties, CODELCO and the Private Shareholder, to Unrelated Third Parties equal or exceed 50% of the total Potassium Chloride sales of such Related Parties and (a) are made to at least 3 different customers and (b) none of them accounts for more than 70% of those sales, then Revenue shall be determined as follows: Page: 150/176 Certificate N o. 123456865498 Where, Sales of sale i : Corresponds to the metric tons (MT) of the Potassium Chloride product identified on the Company’s invoice i, which is not intended for chemical conversion into other potassium products, and also includes the volume associated with: (a) debit notes, and (b) credit notes associated with said invoice i that were issued during the respective Tax Period. Verify validity at http://www.fojas.cl Rate : Corresponds to the progressive and marginal rates, as per Annex 5, resulting from the Price. Price : Corresponds to the higher of (a) the unrelated and indirectly related sales price and (b) the unrelated sales price. Unrelated sales price : ∑(unrelated value) ∑(Unrelated sales volume) Recalculation 3 = Blend Volume × [(Blend Price × Blend Rate) - (KCl Price × KCl Rate)] Registered Document No. 168, dated September 16, 2025, File No. 5094-2025, p. 36 of 61. 28 Appendix 6 – Income Calculation Method Unrelated Value : Corresponds to the net of taxes amount invoiced by the Company, CODELCO, the Private Shareholder, and all Parties Related to the foregoing to Unrelated Third Parties for Potassium Chloride during the Revenue Period, including (a) debit notes, and (b) the credit notes associated with such invoices that have been issued during the respective Tax Period. Unrelated Sales Volume : This corresponds to the sales volume in metric tons invoiced by the Company, CODELCO, the Private Shareholder, and all Parties Related to the foregoing, to all Unrelated Third Parties for Potassium Chloride during the Revenue Period, also including the volume associated with: (a) debit notes, and (b) credit notes associated with such invoices that have been issued during the respective Revenue Period. : ∑(Unrelated and indirectly related value ) ∑(Unrelated and indirectly related sales volume) : Corresponds to the net amount of taxes invoiced by the Company, CODELCO, the Private Shareholder, including all Related Parties to the foregoing, all Unrelated Third Parties, and all Indirect Related Parties of Potassium Chloride during the Revenue Period, incorporating (a) debit notes, and (b) credit notes associated with such invoices that have been issued during the respective Tax Period. : This corresponds to the sales volume in metric tons invoiced by the Company, CODELCO, the Private Shareholder, including all Parties Related to the foregoing, all Unrelated Third Parties, and all Indirectly Related Parties for Potassium Chloride during the Revenue Period, and also includes the volume associated with: (a) debit notes, and (b) credit notes associated with invoices issued during the respective Revenue Period. Sales volume j : This corresponds to the metric tons (Mt) of the product identified on invoice j issued by the Company to a Related Party or to a Related Party of the Private Shareholder, specifically Potassium Chloride, which is intended for chemical conversion into Potassium Nitrate, and also includes the volume associated with: (a) the debit notes, and (b) the credit notes associated with said invoice j that have been issued in the respective Tax Period. Rate j : Corresponds to the progressive and marginal rates, as per Annex 5, resulting from Price j. Price j : Price * 81%. Page: 151/176 Sales volume k : Corresponds to the MT of the product identified on invoice j issued by the Company to a Related Party or to a Related Party of the Private Shareholder, consisting of Potassium Chloride and intended for chemical conversion into other potassium products other than Potassium Nitrates, also including the volume associated with: (a) the debit notes, and (b) the credit notes associated with said invoice j that have been issued during the respective Tax Period. Certificate 123456865498 Verify validity Rate k : Corresponds to the progressive and marginal rates, as per Annex 5, resulting from Price k. Price k : Price * 81% http://www.fojas Unrelated and indirectly related Sales Price Unrelated and indirectly related Value Unrelated and indirectly related Sales Volume

Registered Document No. 168, dated September 16, 2025, File No. 5094-2025, p. 37 of 61.

$$\text{Conversion Recalculation} = \text{Max}\ \{(\text{Conversion Volume} \times \text{Conversion Price} \times \text{Conversion Payment Rate}) - \text{Income Paid k};0\}$$

**Where,**

**Conversion Volume** : Corresponds to the quantity of product converted through a chemical reaction, other than Potassium Nitrate, and sold based on the Company's Potassium Chloride invoice k, by CODELCO, the Private Shareholder, and all Parties Related to the foregoing, other than the Company, to all Unrelated Third Parties in metric tons.

**Conversion Price** : $\frac{\sum(\text{net conversion value})}{\sum(\text{Conversion Volume})}$

**Net Conversion Value** : Corresponds to the net value, after taxes, of the invoices to Unrelated Third Parties for the converted product, other than Potassium Nitrate, including (a) the debit notes, and (b) the credit notes associated with said invoices, which have been issued during the Tax Period by CODELCO, the Private Shareholder, and all Parties Related to the foregoing other than the Company.

**Conversion Payment Rate** : This corresponds to the progressive and marginal rates, as per Annex 5, calculated based on the Conversion Price.

**Income paid k** : This corresponds to the amount in US$ paid to CORFO for the rent on the Company's invoice k.

$$\text{Blend Revenue} = \text{Blend Volume} \times [(\text{Blend Price} \times \text{Blend Rate}) - (\text{KCl Price} \times \text{KCl Rate})]$$

**Where:**

**Blend Volume:** This corresponds to the quantity of Potassium Chloride shipped for blending during the Revenue Period by the Company, CODELCO, and the Private Shareholder, in metric tons.

**Blend Price:** KCl Price × 1.13

**KCl Price:** This corresponds to the pre-tax price of Potassium Chloride invoiced by the Company, CODELCO, the Private Shareholder, and all Parties Related to the foregoing, to all Unrelated Third Parties, including (a) debit notes, and (b) credit notes associated with invoices issued during the Revenue Period.

**Blend Rate:** This corresponds to the progressive and marginal rates, as set forth in Annex 5, for Potassium Chloride.

**KCl Rate:** Refers to the progressive and marginal rates for potassium chloride.

**Blend:** Any other potassium product containing KCl that results from direct mixing with other products, without chemical conversion, and that generates a higher margin than the KCl it contains.

Page: 152/176

Certificate

N

o. 123456865498
Verify validity at
http://www.fojas.cl

**CASE B.2:** If the invoiced sales of Potassium Chloride by the Company's Related Parties, CODELCO and the Private Shareholder, to Unrelated Third Parties (a) are less than 50% of the total Potassium Chloride sales of such Related Parties, or (b) are made to fewer than 3 different customers, or (c) any single customer accounts for more than 70% of those sales, then Revenue shall be determined as follows:

29 Appendix 6 – Income Calculation Method

**Registered Document No. 168, dated September 16, 2025, File No. 5094-2025, p. 38 of 61.**

$$\text{Provisional income} = \sum [(\text{Sales volume } i \times \text{Provisional rate} \times \text{Provisional price}) + (\text{Sales volume } j \times \text{Rate } j \times \text{Price } j) + (\text{Sales volume } k \times \text{Rate } k \times \text{Price } k)] + \text{Conversion adjustment} + \text{Mixed income}$$

**Where,**

**Sales Volume i** : This corresponds to the metric tons (Mt) of the potassium chloride product identified on the Company's Invoice i, which is not intended for chemical conversion into other potassium products, and also includes the volume associated with: (a) debit notes, and (b) credit notes associated with said Invoice i that were issued during the respective tax period.

**Provisional rate** : Corresponds to the resulting progressive and marginal rates based on the provisional price.

**Provisional price** : Corresponds to the higher of (a) the unrelated and indirect related sales price and (b) the unrelated sales price.

**Unrelated sales price** : $\frac{\sum(\text{unrelated value})}{\sum(\text{Unrelated sales volume})}$

**Unrelated Value** : Corresponds to the net of taxes amount invoiced by the Company, CODELCO, the Private Shareholder, and all Parties Related to the foregoing to Unrelated Third Parties for Potassium Chloride during the Revenue Period, including (a) debit notes, and (b) the credit notes associated with such invoices that have been issued during the respective Tax Period.

**Unrelated Sales Volume** : This corresponds to the sales volume in metric tons invoiced by the Company, CODELCO, the Private Shareholder, and all Parties Related to the foregoing, to all Unrelated Third Parties for Potassium Chloride during the Revenue Period, also including the volume associated with: (a) debit notes, and (b) credit notes associated with invoices issued during the respective Revenue Period.

**Unrelated and Indirectly Related Sales Price** : $\frac{\sum(\text{Unrelated and indirectly related value})}{\sum(\text{Unrelated and indirectly related sales volume})}$

Page: 153/176

**Unrelated and indirectly related Value** : Corresponds to the net value of taxes invoiced by the Company, CODELCO, the Private Shareholder, including all Related Parties to the foregoing, all Unrelated Third Parties, and all Indirect Related Parties of Potassium Chloride during the Revenue Period, incorporating (a) debit notes, and (b) credit notes associated with such invoices that have been issued during the respective Tax Period.

**Unrelated and indirectly related sales volume** : Corresponds to the sales volume in metric tons invoiced by the Company, CODELCO, the Private Shareholder, including all Related Parties of the foregoing, all Unrelated Third Parties, and all Indirect Related Parties of Potassium Chloride during the Revenue Period, also incorporating the volume associated with: (a) debit notes, and (b) credit notes associated with such invoices that have been issued during the respective Revenue Period.

Certificate 123456865498 Verify validity at http://www.fojas.

**Sales volume j** : This corresponds to the metric tons (Mt) of the product identified on invoice j issued by the Company to a Related Party or to a Related Party of the Private Shareholder, specifically Potassium Chloride, which is intended for chemical conversion into Potassium Nitrate, and also includes the volume associated with: (a) the debit notes, and (b) the credit notes associated with said invoice j that have been issued in the respective Tax Period.

**Rate j** : Corresponds to the progressive and marginal rates, as per Annex 5, resulting from Price j.

30 Appendix 6 – Income Calculation Method

**Registered Document No. 168, dated September 16, 2025, File No. 5094-2025, p. 39 of 61.**

**Price j** : Provisional price * 81%.

**Sales volume k** : This corresponds to the MT of the product identified on invoice j issued by the Company to a Related Party or to a Related Party of the Private Shareholder, specifically Potassium Chloride, which is intended for chemical conversion into other potassium products other than Potassium Nitrates, and also includes the volume associated with: (a) the debit notes, and (b) the credit notes associated with said invoice j that have been issued in the respective Tax Period.

**Rate k** : Corresponds to the progressive and marginal rates, as per Annex 5, resulting from Price k.

**Price k** : Provisional Price * 81%

Given this situation, the Company shall recalculate, settle, and pay the Rent, in the following period, with respect to any positive differences arising between the provisional Price used to determine the Rent paid and the price determined by an independent expert appointed in accordance with the mechanism described in Section Six.Three(g) of the Lease Agreement, where applicable, shall establish the price, procedure, and/or alternative formula for calculating the price for payment of the respective quarter and subsequent quarters, if necessary.

$$\text{Income Recalculation} = \sum[(\text{Sales volume } i \times \text{Final rate} \times \text{Final price}) + (\text{Sales volume } j \times \text{Final rate} \times \text{Final price}) + (\text{Sales volume } k \times \text{Final rate} \times \text{Final price})] - \sum[(\text{Sales volume } i \times \text{Provisional rate} \times \text{Provisional price}) + (\text{Sales volume } j \times \text{Provisional rate} \times \text{Provisional price}) + (\text{Sales volume } k \times \text{Provisional rate} \times \text{Provisional price})]$$

**Where,**

**Final rate** : This corresponds to the effective rate resulting from the final price.

**Final price** : This corresponds to the higher of (a) the Provisional Price and (b) the Expert Price.

**Expert Price** : Corresponds to the price determined through the Challenge Procedure, where applicable.

$$\text{Conversion Recalculation} = \text{Max}\ \{(\text{Conversion Volume} \times \text{Conversion Price} \times \text{Conversion Payment Rate}) - \text{Income Paid } k; 0\}$$

**Where,**

Page: 154/176

Certificate

o. 123456865498 N
Verify validity at
http://www.fojas.cl

**Conversion Volume** : This corresponds to the quantity of product converted and sold other than potassium nitrate, based on invoice k for potassium chloride, by the Company, CODELCO, the Private Shareholder, and all Related Parties other than the Company, to all Unrelated Third Parties in metric tons.

**Conversion Price** : $\dfrac{\sum(\text{net conversion value})}{\sum(\text{Conversion Volume})}$

**Net Conversion Value** : Corresponds to the net value, after taxes, of the invoices issued to Unrelated Third Parties for the converted product, other than Potassium Nitrate, including (a) the debit notes, and (b) the credit notes associated with such invoices, which have been issued during the Tax Period by CODELCO, the Private Shareholder, and all Parties Related to the foregoing other than the Company.

31 Appendix 6 – Income Calculation Method

Registered Document No. 168, dated September 16, 2025, File No. 5094-2025, p. 40 of 61.

**Conversion Payment Rate** : This corresponds to the progressive and marginal rates, as set forth in Annex 5, calculated based on the Conversion Price.

**Income paid k** : This corresponds to the amount in US$ paid to CORFO for the rent on the Company's invoice k.

$$\text{Blend Revenue} = \text{Blend Volume} \times [(\text{Blend Price} \times \text{Blend Rate}) - (\text{KCl Price} \times \text{KCl Rate})]$$

**Where:**

**Blend Volume:** This corresponds to the quantity of Potassium Chloride shipped for blending during the Revenue Period by the Company, CODELCO, and the Private Shareholder, in metric tons.

**Blend Price:** KCl Price × 1.13

**KCl Price:** This corresponds to the pre-tax price of Potassium Chloride invoiced by the Company, CODELCO, the Private Shareholder, and all Parties Related to the foregoing, to all Unrelated Third Parties, including (a) debit notes, and (b) credit notes associated with such invoices that have been issued during the Revenue Period.

**Blend Rate:** This corresponds to the progressive and marginal rates, as set forth in Annex 5, for Potassium Chloride.

**KCl Rate:** Corresponds to the progressive and marginal rates for Potassium Chloride.

**Blend:** Any other potassium product containing KCl that results from direct mixing with other products, without chemical conversion, and that generates a higher margin than the KCl it contains

**CASE C:** If sales of Potassium Chloride by the Company, CODELCO, the Private Shareholder, including all Parties Related to the foregoing during the Payment Period, do not permit the application of the mechanisms described above, and only to the extent that it is not possible to apply the foregoing CASES A and B, an independent expert appointed in accordance with the mechanism described in Section Six.Three(g) of the Lease Agreement, as applicable, shall set the price, procedure, and/or alternative formula for calculating the price for payment for the respective quarter and subsequent quarters, if necessary.

Page: 155/176

Certificate
123456865498
Check validity at
http://www.fojas.

**(4) CALCULATION METHOD FOR SOP, ABO, SODIUM CHLORIDE, MAGNESIUM CHLORIDE, AND OTHER PRODUCTS**

The Revenue for these products shall be calculated as the greater of (a) the Minimum Revenue for each product and (b) the Revenue calculated according to the calculation mechanism for each product:

(a) **Minimum Revenues for Each Product**:

**Minimum Revenue for SOP:**

32 Appendix 6 – Income Calculation Method

Registered Document No. 168, dated September 16, 2025, File No. 5094-2025, p. 41 of 61.

| | | |
|---|---|---|
| **SOP Minimum Income** | : | **SOP Minimum Income Volume * SOP Price * 1.8%** |
| **SOP Minimum Income Volume** | : | The theoretical minimum payment volume for Potassium Sulfate is the quarterly equivalent of 60% of the Theoretical Production Capacity for Potassium Sulfate, as provided in Annex 5. |
| **SOP Price** | : | Weighted average price for the period of sales to Unrelated Third Parties made by the Company and its Related Parties during the same period; if no sales occurred during the period, the price shall be the sum of 171 USD/MT plus 1.24 times the average customer sales price of Potassium Chloride invoiced by the Company and its Related Parties to all Unrelated Third Parties, other than the Company, incorporating (a) debit notes, and (b) credit notes associated with such invoices, that were issued during the Revenue Period. |

**ABO Minimum Revenue**:

| | | |
|---|---|---|
| **Minimum ABO Revenue** | : | **Minimum ABO Revenue Volume * ABO Price * 1.8%** |
| **Minimum ABO Revenue Volume** | : | The theoretical minimum payment volume for boric acid is the quarterly equivalent of 60% of the Theoretical Boric Acid Production Capacity, as provided in Annex 5. |
| **ABO Price** | : | Weighted average FOB export price from Chile for the most recent quarter available at the time of payment of the royalty. |

**Minimum Income for Sodium Chloride**: None. Additionally, the volumes of Sodium Chloride (or Halite) that the Company transfers to indigenous organizations will be deducted from the income calculation base.

**Minimum Royalty for Magnesium Chloride**: None. Additionally, the volumes of magnesium chloride (or bischofite) that the Company transfers to indigenous organizations will be deducted from the royalty calculation basis.

**Minimum Revenue for Other Products**: None.

(b) **Revenue according to the calculation mechanism for each product**:

**CASE A:** In cases where the amount of sales invoiced by the Company to Unrelated Third Parties is equal to or greater than 50% of the Company's total sales for the Revenue Period, the following cases shall apply, as applicable:

**CASE A.1:** If the total amount of sales invoiced by the Company to Unrelated Third Parties equals or exceeds 50% of the total sales invoiced by the Company during the Tax Period and (a) those sales are made to at least 3 different customers and (b) none of them accounts for more than 70% of those sales, then the Tax will be determined as follows:

$$\text{Income a} = \text{Income 1} + \text{Income 2} + \text{Income 3} + \text{Income 4} + \text{Income 5}$$

Page: 156/176
Certificate
N
o. 123456865498
Verify validity at
http://www.fojas.cl

**Revenue 1: For sales invoiced by the Company to an Unrelated Third Party:**

$$\text{Revenue 1} = \sum(\text{Sales volume i} \times \text{Rate} \times \text{Sales price i})$$

**Where,**

33 Appendix 6 – Income Calculation Method

Registered Document No. 168, dated September 16, 2025, File No. 5094-2025, p. 42 of 61.

**Selling price i** : $\frac{\sum(\text{Invoice Value i})}{\sum(\text{Sales volume } i)}$

**Invoice Amount i** : Corresponds to the total net value of Invoice i, excluding taxes, issued during the Tax Period by the Company to an Unrelated Third Party, incorporating (a) debit notes, and (b) credit notes associated with invoices issued during the Tax Period.

**Sales Volume i** : Corresponds to the metric tons (Mt) of the product identified on the Company's Invoice i, also including the volume associated with: (a) debit notes, and (b) credit notes associated with said Invoice i that have been issued during the respective Revenue Period.

**Rate** : As specified in Annex 5 for each product.

**Revenue 2: For sales invoiced by the Company to a Related Party, intended for sale to an Unrelated Third Party, excluding sales for chemical conversion into other products:**

$$\text{Revenue 2} = \sum(\text{Sales volume } i \times \text{Rate} \times \text{Price j})$$

**Where,**

**Sales volume i** : Corresponds to the MT of the product identified on invoice i, also incorporating the volume associated with: (a) debit notes, and (b) credit notes associated with said invoice i that have been issued during the respective Revenue Period.

**Price j** : Corresponds to the higher of (a) the sales price i, and (b) the final sales price.

**Sales price i** : $\frac{\sum(\text{Invoice Value i})}{\sum(\text{Sales volume } i)}$

**Invoice i Amount** : This corresponds to the total net amount (excluding taxes) of Invoice i, issued during the Revenue Period by the Company to CODELCO, the Private Shareholder, and all Related Parties to the foregoing other than the Company, so that the latter may allocate said sale to an unrelated third party, including (a) debit notes, and (b) the credit notes associated with said invoices that were issued during the Tax Period.

**Final sale price** :

$$\frac{\sum(\text{Net Value 2})}{\sum(\text{Sales volume 2})}$$

Page: 157/176

**Net Value 2** : This corresponds to the net value, excluding taxes, invoiced by CODELCO, the Private Shareholder, and all Parties Related to the foregoing other than the Company, to all Unrelated Third Parties, including (a) debit notes, and (b) credit notes associated with invoices issued during the Revenue Period.

Certificate 123456865498 Check the validity of http://www.fojas.

**Sales Volume 2** : This corresponds to the total amount of product invoiced by CODELCO, the Private Shareholder, and all Parties Related to the foregoing other than the Company, to all Unrelated Third Parties in metric tons, also including the volume associated with: (a) debit notes, and (b) credit notes associated with such invoices issued during the respective Revenue Period.

**Fee** : Corresponds to the rates set forth in Annex 5.

34 Appendix 6 – Income Calculation Method

Registered Document No. 168, dated September 16, 2025, File No. 5094-2025, p. 43 of 61.

**Revenue 3: For sales invoiced by the Company to a Related Party, intended for chemical conversion into other products:**

$$\text{Revenue 3} = \sum(\text{Conversion Volume i} \times \text{Rate} \times \text{Price})$$

**Where,**

**Conversion Volume i** : Corresponds to the metric tons (Mt) of the product identified on the Company's invoice i, intended for chemical conversion into other products, and also includes the volume associated with: (a) debit notes, and (b) credit notes associated with said invoice i that were issued during the respective Revenue Period.

**Rate** : As specified in Annex 5 for each product.

**Price** : $\dfrac{\sum(\text{net value excluding tax 3})}{\sum(\text{Sales volume 3})}$

**Net value excluding tax 3** : Corresponds to the net value excluding taxes invoiced by the Company to CODELCO, the Private Shareholder, and all Related Parties of the foregoing, so that the latter may allocate said sale to an Unrelated Third Party for conversion, incorporating (a) debit notes, and (b) credit notes associated with invoices issued during the Tax Period.

**Sales Volume 3** : This corresponds to the total amount of product invoiced by the Company to CODELCO, the Private Shareholder, and all Parties Related to the foregoing, so that the latter may allocate said sale to an Unrelated Third Party for conversion, in metric tons, also incorporating the volume associated with: (a) the debit notes, and (b) credit notes associated with such invoices issued during the respective Revenue Period.

**Revenue 4: Recalculation for sales invoiced by a Related Party, intended for chemical conversion into other products with higher value added:**

$$\text{Revenue 4} = \text{Max}\ \{(\text{Conversion Volume} \times \text{Conversion Price} \times \text{Conversion Payment Rate}) - \text{Dividend paid i};0\}$$

**Where,**

**Conversion Volume** : Corresponds to the quantity of product converted and sold, based on the Company's invoice i, invoiced by CODELCO, the Private Shareholder, and all Parties Related to the foregoing other than the Company, to all Unrelated Third Parties in Mt.

**Conversion Price** : $\dfrac{\sum(\text{net conversion value})}{\sum(\text{Conversion Volume})}$

**Net Conversion Value** : Corresponds to the net value, after taxes, invoiced by CODELCO, the Private Shareholder, and all Related Parties to the foregoing other than the Company, to an Unrelated Third Party for the converted product, including (a) debit notes, and (b) credit notes associated with invoices issued during the Income Period.

**Conversion Payment Rate** : This corresponds to the rates set forth in Annex 5.

**Rent Paid i** : This corresponds to the amount in US$ paid to CORFO for the tax on the Company's invoice i.

Page: 158/176
Certificate N
o. 123456865498
Verify validity at
http://www.fojas.cl

35 Appendix 6 – Income Calculation Method

**Registered Document No. 168, dated September 16, 2025, File No. 5094-2025, p. 44 of 61.**

**Income 5: Income from Blends containing Potassium Sulfate (SOP):**

$$\text{Revenue 5} = \text{Blend Volume} \times [(\text{Blend Price} \times \text{Blend Rate}) - (\text{SOP Price} \times \text{SOP Rate})]$$

**Where:**

| | |
|---|---|
| **Blend Volume:** | This corresponds to the amount of SOP sent for blending during the rental period by the Company, CODELCO, and the Private Shareholder, in metric tons. |
| **Blend Price:** | SOP Price × 1.13 |
| **SOP Price:** | This corresponds to the pre-tax SOP price invoiced by the Company, CODELCO, the Private Shareholder, and all Parties Related to the foregoing, to all Unrelated Third Parties, including (a) debit notes, and (b) credit notes associated with invoices issued during the Revenue Period. |
| **Blend Rate:** | Corresponds to the progressive and marginal rates for the SOP. |
| **SOP Rate:** | Refers to the progressive and marginal rates for the SOP. |
| **Blend:** | Any other potassium product containing SOP that generates a higher margin than the SOP it contains. |

**CASE A.2**: If the total amount of sales invoiced by the Company to Unrelated Third Parties equals or exceeds 50% of the total sales invoiced by the Company during the Tax Period and (a) those sales are made to fewer than 3 different customers or (b) any single customer accounts for more than 70% of those sales, then taxable income shall be determined as follows:

$$\text{Provisional income} = \sum (\text{Sales volume } i \times \text{Rate} \times \text{Provisional price}) + \text{Conversion adjustment} + \text{Mixed income}$$

**Where,**

**Sales volume i** : Corresponds to the metric tons (Mt) of the product identified on the Company's invoice i, also including the volume associated with: (a) debit notes, and (b) credit notes associated with said invoice i that have been issued during the respective Revenue Period.

**Provisional price** : Corresponds to the higher of (a) the sales price to unrelated parties and indirectly related parties and (b) the sales price to unrelated parties.

**Unrelated party sales price** : $\frac{\sum(\text{unrelated value})}{\sum(\text{Unrelated sales volume})}$

**Unrelated al e** : Represents the net amount, after taxes, invoiced by the Company, CODELCO, the Private Shareholder, and all Parties Related to the foregoing, to Unrelated Third Parties during the Tax Period, including (a) debit notes, and (b) credit notes associated with invoices, that were issued during the respective Tax Period.

Page: 159/176

**Unrelated sales volume** : Represents the sales volume in metric tons (Mt) invoiced by the Company, CODELCO, the Private Shareholder, and all Parties Related to the foregoing to all Unrelated Third Parties during the Tax Period, also including the volume associated with: (a) debit notes, and (b) credit memos associated with invoices issued during the respective Revenue Period.

Certificate 123456865498 Verify validity http://www.fojas.

**Unrelated and indirectly related sales price** : $\frac{\sum(\text{Unrelated and indirectly related value})}{\sum(\text{Unrelated and indirectly related sales volume})}$

36 Appendix 6 – Income Calculation Method

Registered Document No. 168, dated September 16, 2025, File No. 5094-2025, p. 45 of 61.

| | | |
|---|---|---|
| **Value No related a and indirectly related** | : | This corresponds to the net of taxes amount invoiced by the Company, CODELCO, the Private Shareholder, including all Related Parties of the foregoing, all Unrelated Third Parties, and all Indirect Related Parties, during the Revenue Period, incorporating (a) debit notes, and (b) credit notes associated with invoices issued during the respective Tax Period. |
| **Unrelated and indirectly related sales volume** | : | This corresponds to the sales volume in metric tons invoiced by the Company, CODELCO, the Private Shareholder, including all Parties Related to the foregoing, all Unrelated Third Parties, and all Indirectly Related Parties, and further includes the volume associated with: (a) debit notes, and (b) credit notes associated with invoices issued during the respective Revenue Period. |
| **Fee** | : | Corresponds to the rates in Annex 5 for the provisional price. |

Given this situation, the Company shall recalculate, settle, and pay the Rent, in the following period, with respect to any positive differences arising between the provisional Price used to determine the Rent paid and the price determined by an independent expert appointed in accordance with the mechanism described in Section Six.Section Three(g) of the Lease Agreement, as applicable, shall establish the price, procedure, and/or alternative formula for calculating the price for payment of the respective quarter and subsequent quarters, if necessary.

$$\text{Rent Recalculation} = \sum(\text{Sales Volume i} \times \text{Final Rate} \times \text{Final Price}) - \sum(\text{Sales Volume i} \times \text{Provisional Rate} \times \text{Provisional Price})$$

**Where,**

| | | |
|---|---|---|
| **Final rate** | : | Corresponds to the effective rate resulting from the Final Price. |
| **Final price** | : | This corresponds to the higher of (a) the Provisional Price and (b) the Expert Price. |
| **Expert Price** | : | Corresponds to the price determined through the Challenge Procedure, where applicable. |

$$\text{Conversion Recalculation} = \sum (\text{Max } \{(\text{Conversion Volume} \times \text{Conversion Price} \times \text{Conversion Payment Rate}) - \text{Paid Income i};0\})$$

Where,

| | | |
|---|---|---|
| **Conversion Volume** | : | Corresponds to the quantity of product converted and sold, based on the Company's invoice, billed by CODELCO, the Private Shareholder, and all Parties Related to the foregoing, other than the Company, to all Unrelated Third Parties in Mt. |
| **Conversion Price** | : | $\frac{\sum(\text{net conversion value})}{\sum(\text{Conversion Volume})}$ |
| **Value Net Conversion Value** | : | Corresponds to the pre-tax value of invoices to Unrelated Third Parties for the converted product, including (a) debit notes, and (b) credit memos associated with such invoices, issued during the Revenue Period by CODELCO, the Private Shareholder, and all Related Parties to the foregoing other than the Company. |

Page: 160/176
Certificate N
o. 123456865498
Verify validity at
http://www.fojas.cl

37 Appendix 6 – Income Calculation Method

Registered Document No. 168, dated September 16, 2025, File No. 5094-2025, p. 46 of 61.

| | | |
|---|---|---|
| **Conversion Payment Rate** | : | Refers to the rates set forth in Annex 5. |
| **Rent paid i** | : | Corresponds to the amount in US$ paid to CORFO for the rent on the Company's invoice i. |

**Blend Revenue: Revenue from blends containing potassium sulfate (SOP):**

| Blend Revenue = Blend Volume × (Blend Price × Blend Rate - SOP Price × SOP Rate) |
|---|

**Where,**

**Blend Volume:** Corresponds to the amount of SOP sent for Blending during the Revenue Period by the Company, CODELCO, and the Private Shareholder, in metric tons.

**Blend Price:** SOP Price × 1.13

**SOP Price:** This corresponds to the pre-tax SOP price invoiced by the Company, CODELCO, the Private Shareholder, and all Parties Related to the foregoing, to all Unrelated Third Parties, including (a) debit notes, and (b) credit notes associated with invoices issued during the Revenue Period.

**Blending Rate**: Corresponds to the progressive and marginal rates for the SOP.

**SOP Rate:** Refers to the progressive and marginal rates for the SOP.

**Blend:** Any other potassium product containing SOP that generates a higher margin than the SOP it contains.

**CASE B:** For cases in which the amount of sales invoiced by the Company to Unrelated Third Parties is less than 50% of the Company's total sales for the Tax Period, the following cases shall apply as appropriate

**CASE B.1:** If the sales invoiced by the Company's Related Parties, CODELCO, and the Private Shareholder to Unrelated Third Parties equal or exceed 50% of the total sales of such Related Parties and (a) are made to at least 3 different customers and (b) none of them accounts for more than 70% of these sales, then Revenue shall be calculated as:

| Revenue = ∑(Sales Volume i × Rate × Price) + Conversion Adjustment + Blend Revenue |
|---|

Page: 161/176

**Where,**

**Sales Volume i** : Corresponds to the MT of the product identified on the Company's invoice i, also including the volume associated with: (a) debit notes, and (b) credit notes associated with said invoice i that have been issued during the respective Revenue Period.

**Price** : It corresponds to the higher of (a) the unrelated and indirectly related sales price and (b) the unrelated sales price.

**Unrelated-party sales price** : $\frac{\sum(\text{unrelated value})}{\sum(\text{Unrelated sales volume})}$

**Unrelated Value** : Corresponds to the net value of taxes invoiced by the Company, CODELCO, the Private Shareholder, and all Related Parties to the

Certificate 123456865498 Verify validity at http://www.fojas.

38 Appendix 6 – Income Calculation Method

Registered Document No. 168, dated September 16, 2025, File No. 5094-2025, p. 47 of 61.

to Unrelated Third Parties during the Tax Period, including (a) debit notes, and (b) credit notes associated with invoices issued during the respective Tax Period.

**Unrelated sales volume** : This corresponds to the sales volume in metric tons invoiced by the Company, CODELCO, the Private Shareholder, and all Parties Related to the foregoing to all Unrelated Third Parties during the Revenue Period, and also includes the volume associated with: (a) debit notes, and (b) the credit notes associated with such invoices that have been issued during the respective Revenue Period.

**Unrelated and indirectly related sales price** : $\frac{\sum(\text{Unrelated and indirectly related value})}{\sum(\text{Unrelated and indirectly related sales volume})}$

**Unrelated and indirectly related value** : This corresponds to the net of taxes amount invoiced by the Company, CODELCO, the Private Shareholder, including all Related Parties of the foregoing, all Unrelated Third Parties, and all Indirect Related Parties, during the Revenue Period, incorporating (a) debit notes, and (b) credit notes associated with invoices issued during the respective Tax Period.

**Unrelated and indirectly related sales volume** : This corresponds to the sales volume in metric tons invoiced by the Company, CODELCO, the Private Shareholder, including all Parties Related to the foregoing, all Unrelated Third Parties, and all Indirectly Related Parties, during the respective Revenue Period, also including the volume associated with: (a) debit notes, and (b) credit notes associated with such invoices that have been issued during the respective Revenue Period.

**Rate** : Corresponds to the rates in Annex 5.

$$\text{Conversion Recalculation} = \text{Max}\ \{(\text{Conversion Volume} \times \text{Conversion Price} \times \text{Conversion Payment Rate}) - \text{Paid Income } i;0\}$$

**Where,**

**Conversion Volume** : Corresponds to the quantity of product converted and sold, based on the Company's invoice i, invoiced by CODELCO, the Private Shareholder, and all Parties Related to the foregoing, to all Unrelated Third Parties in Mt.

**Conversion Price** : $\frac{\sum(\text{net conversion value})_n}{\sum(\text{Conversion Volume})}$

**Net conversion amount** : Corresponds to the pre-tax amount of invoices issued to Unrelated Third Parties for the converted product, including (a) debit notes, and (b) credit notes associated with said invoices, which were issued during the Tax Period.

**Conversion Payment Rate** : Corresponds to the rates set forth in Annex 5.

**Rent paid i** : Corresponds to the amount in US$ paid to CORFO for the Revenue from the Company's invoice i.

Page: 162/176
Certificate N
o. 123456865498
Check validity at
http://www.fojas.cl

**Blend Revenue: Revenue from Blends containing Potassium Sulfate (SOP):**

| Blend Revenue = Blend Volume × (Blend Price × Blend Rate - SOP Price × SOP Rate) |
|---|

39 Appendix 6 – Income Calculation Method

Registered Document No. 168, dated September 16, 2025, File No. 5094-2025, p. 48 of 61.

**Where,**

**Blend Volume:** Corresponds to the amount of SOP sent for Blending during the Revenue Period by the Company, CODELCO, and the Private Shareholder, in metric tons.

**Blend Price:** SOP Price × 1.13

**SOP Price:** This corresponds to the pre-tax SOP price invoiced by the Company, CODELCO, the Private Shareholder, and all Parties Related to the foregoing, to all Unrelated Third Parties, incorporating (a) debit notes, and (b) credit notes associated with invoices issued during the Revenue Period.

**Blend Rate**: Corresponds to the progressive and marginal rates for the SOP.

**SOP Rate:** Refers to the progressive and marginal rates for the SOP.

**Blend:** Any other potassium product containing SOP that generates a higher margin than the SOP it contains.

**CASE B.2:** If the sales invoiced by the Company's Related Parties, CODELCO, and the Private Shareholder to Unrelated Third Parties (a) are less than 50% of the total sales of such Related Parties, or (b) are made to fewer than 3 different customers, or (c) any single customer accounts for more than 70% of those sales, then the Income shall be determined as follows:

$$\text{Provisional Revenue} = \sum (\text{Sales Volume i} \times \text{Rate} \times \text{Provisional Price}) + \text{Conversion Adjustment} + \text{Mixed Revenue}$$

**Where,**

**Sales volume i** : Corresponds to the metric tons (Mt) of the product identified on the Company's invoice i, also including the volume associated with: (a) debit notes, and (b) credit notes associated with said invoice i that have been issued during the respective Revenue Period.

**Provisional price** : Corresponds to the higher of (a) the sales price to unrelated parties and indirectly related parties and (b) the sales price to unrelated parties.

**Unrelated party sales price** : $\frac{\sum(\text{unrelated value})}{\sum(\text{Unrelated sales volume})}$

**Unrelated value** : Corresponds to the net value of sales invoiced by the Company, CODELCO, the Private Shareholder, and all Parties Related to the foregoing to Unrelated Third Parties during the Tax Period, including (a) debit notes, and (b) credit notes associated with invoices issued during the respective Tax Period.

Page: 163/176

**Unrelated sales volume** : This corresponds to the sales volume in metric tons invoiced by the Company, CODELCO, the Private Shareholder, and all Parties Related to the foregoing to all Unrelated Third Parties during the Revenue Period, also including the volume associated with: (a) debit notes, and (b) credit memos associated with such invoices issued during the respective Revenue Period.

Certificate 123456865498 Verify validity http://www.fojas.

**Unrelated and indirectly related sales price** : $\frac{\sum(\text{Unrelated and indirectly related value})}{\sum(\text{Unrelated and indirectly related sales volume})}$

**Unrelated and indirectly related value** : This refers to the net amount (after taxes) invoiced by the Company, CODELCO, and the Private Shareholder, including all Related Parties of the aforementioned entities, all Unrelated Third Parties, and

40 Appendix 6 – Income Calculation Method

Registered Document No. 168, dated September 16, 2025, File No. 5094-2025, p. 49 of 61.

all Indirect Related Parties, during the Tax Period, including (a) debit notes, and (b) credit notes associated with invoices issued during the respective Tax Period.

| | | |
|---|---|---|
| **Unrelated and Indirectly Related Sales Volume** | : | This corresponds to the sales volume in metric tons (Mt) invoiced by the Company, CODELCO, and the Private Shareholder, including all Related Parties of the foregoing, all Unrelated Third Parties, and all Indirect Related Parties, during the respective Revenue Period, and further incorporating the volume associated with: (a) debit notes, and (b) credit notes associated with such invoices that have been issued during the respective Revenue Period. |
| **Rate** | : | Corresponds to the rates in Annex 5 for the Provisional Price. |

Given this situation, the Company shall recalculate, settle, and pay the Rent, in the following period, with respect to any positive differences arising between the provisional Price used to determine the Rent paid and the price determined by an independent expert appointed in accordance with the mechanism described in Section Six.Three(g) of the Lease Agreement, as applicable, shall establish the price, procedure, and/or alternative formula for calculating the price for payment of the respective quarter and subsequent quarters, if necessary.

$$\text{Income Tax Recalculation} = \sum(\text{Sales Volume i} \times \text{Final Rate} \times \text{Final Price}) - \sum(\text{Sales Volume i} \times \text{Provisional Rate} \times \text{Provisional Price})$$

**Where,**

| | | |
|---|---|---|
| **Final rate** | : | Corresponds to the effective rate resulting from the Final Price. |
| **Final price** | : | This corresponds to the higher of (a) the Provisional Price and (b) the Expert Price. |
| **Expert Price** | : | This corresponds to the price determined through the Challenge Procedure, where applicable. |

$$\text{Conversion Recalculation} = \text{Max}\ \{(\text{Conversion Volume} \times \text{Conversion Price} \times \text{Conversion Payment Rate}) - \text{Paid Income i};0\}$$

**Where,**

| | | |
|---|---|---|
| **Conversion Volume** | : | Corresponds to the quantity of product converted and sold, based on the Company's invoice, invoiced by CODELCO, the Private Shareholder, and all Parties Related to the foregoing, other than the Company, to all Unrelated Third Parties in Mt. |
| **Conversion Price** | : | $\frac{\sum(\text{net conversion value})}{\sum(\text{Conversion Volume})}$ |
| **Net Net Conversion Value** | : | Corresponds to the pre-tax value of invoices to Unrelated Third Parties for the converted product, including (a) debit notes, and (b) credit memos associated with such invoices, issued during the Revenue Period by CODELCO, the Private Shareholder, and all Related Parties to the foregoing other than the Company. |

Page: 164/176
Certificate N
o. 123456865498
Verify validity at
http://www.fojas.cl

| | | |
|---|---|---|
| **Rate Conversion Payment** | : | Corresponds to the rates set forth in Annex 5. |

41 Appendix 6 – Income Calculation Method

Registered Document No. 168, dated September 16, 2025, File No. 5094-2025, p. 50 of 61.

| | | |
|---|---|---|
| **Rent paid i** | : | Corresponds to the amount in US$ paid to CORFO for the Rent on the Company's invoice i. |

**Blend Revenue: Revenue from blends containing potassium sulfate (SOP):**

$$\text{Blend Revenue} = \text{Blend Volume} \times (\text{Blend Price} \times \text{Blend Rate} - \text{SOP Price} \times \text{SOP Rate})$$

**Where,**

| | |
|---|---|
| **Blend Volume:** | Corresponds to the amount of SOP shipped for Blends during the Revenue Period by the Company, CODELCO, and the Private Shareholder, in metric tons. |
| **Blend Price:** | SOP Price × 1.13 |
| **SOP Price:** | This corresponds to the pre-tax SOP price invoiced by the Company, CODELCO, the Private Shareholder, and all Parties Related to the foregoing, to all Unrelated Third Parties, including (a) debit notes, and (b) credit notes associated with invoices issued during the Revenue Period. |
| **Blend Rate**: | Corresponds to the progressive and marginal rates for the SOP. |
| **SOP Rate:** | Refers to the progressive and marginal rates for the SOP. |
| **Blend:** | Any other potassium product containing SOP that generates a higher margin than the SOP it contains. |

**CASE C**: If the sales of the Company, CODELCO, the Private Shareholder, and all Related Parties of the foregoing, for the Payment Period, do not permit the application of the mechanisms described above, and only to the extent that it is not possible to apply the foregoing CASES A and B, an independent expert appointed in accordance with the mechanism described in Section Six.Three(g) of the Lease Agreement, as applicable, shall set the price, procedure, and/or alternative formula for calculating the price for payment of the respective quarter and subsequent quarters, if necessary.

## 5) FIXED RENT:

The Company shall pay a Fixed Rent of US$3,750 per quarter.

Page: 165/176

Certificate
123456865498
Verify validity at
http://www.fojas.

42 Appendix 6 – Income Calculation Method

Registered Document No. 168, dated September 16, 2025, File No. 5094-2025, p. 51 of 61.

**APPENDIX 7**

## ACCESS TO INFORMATION BY CORFO

The following information will be available or provided along with the settlement statements or payment statements, as applicable:

**(i) Information regarding the extraction and/or production operations carried out on the properties operated by the Company:**

a. Details regarding brine extraction and reinjection:
   i. Quarterly submission of the following duly completed annexes:
      - Table No. 4, table of monthly MOP and SOP extractions.
      - Table No. 5, reinjection table.
   ii. Semiannual submission of the following information:
      - Report with an analysis of extractions, which must contain the following:
         - Monthly samples taken at existing environmental monitoring points, as well as flow measurements taken on a routine basis by the Company for operational purposes, along with their physical and chemical characteristics (density, %Li, %K, %Na, %$SO_4$, %Mg).
         - Supporting documentation for the flowmeter records referred to in the preceding paragraph.
         - Copy of the chemical analysis certificate for the samples.
         - Geographic file (KMZ) showing the spatial location of each extraction well.
         - Information on monthly volumes of direct brine reinjection and their physical and chemical characteristics (density, %Li, %K, %Na, %SO4, %Mg), if applicable. If there is no direct reinjection, this must be expressly stated.
         - Monthly volumes of indirect reinjection and their physical and chemical characteristics.
         - Supporting documentation for the flow meter specifications of direct and indirect reinjection systems.
         - Copy of the chemical analysis report for the reinjected brines.
         - Evaporation values for the period.
         - KMZ file containing information on the *bitterns* and indirect reinjection points or zones.

b. Production Information with quarterly delivery:
   i. Technical specifications and codes for all products produced from the brines of the Pertenencias.
   ii. Inventory information on salt stockpiles detailed below as of this date and the corresponding KMZ file containing physical location data indicating the perimeter of the stockpile areas for these salts:
      - Discarded salts;
      - Halites;
      - Sylvite, excluding the metric tons shipped to the potassium chloride plants in the Atacama Salt Flat;
      - Potassium carnallite, net of Mt shipped to potassium chloride plants in the Atacama Salt Flat;
      - Bischofite;
      - Lithium carnallites and other salts (kainites and schoenites);
      - Potassium and lithium sulfate.
   iii. Monthly volume report for the aforementioned salts produced during that period, including chemical characteristics.
   iv. Monthly volumes of each of the final products in all their types by plant ($Li_2CO_3$ BG and TG, LiOH BG and TG, MOP, SOP, ABO, and others).
   v. Table No. 6 and Table No. 7.
   vi. Access to sampling of final products and intermediate salts.

Page: 166/176
Certificate N o. 123456865498
Verify validity at http://www.fojas.cl

1 Appendix 7 – CORFO's Access to Information

**Registered Document No. 168, dated September 16, 2025, File No. 5094-2025, p. 52 of 61.**

c. Mass balance (metallurgical balance) and efficiency statistics on a semi-annual and annual basis, consolidated into a single document in accordance with Table No. 8.

d. Access to relevant production studies and analyses for the purposes of contractual obligations regarding the following areas:
   i. Geological/Hydrogeological (conceptual models, mathematical-numerical water balances, and their supporting data), which must be shared with the General Water Directorate and the Superintendency of the Environment;
   ii. Reserve studies;
   iii. Exploration analyses and information;
   iv. Chemical studies and/or analyses and/or studies of lithium and potassium recovery/efficiency processes;
   v. Studies on direct and indirect reinjection and/or brine concentration; and
   vi. Any future study relevant to the purposes of the contractual obligations relating to the Property and the sustainability of the Atacama Salt Flat.

   The Parties shall ensure that the performance of the obligations contained in this paragraph does not involve the disclosure of information subject to intellectual and/or industrial property rights owned by the Parties or third parties, namely trade secrets, inventions, know-how, models, samples, designs, technical or operational information, and all drawings, schematics, and diagrams, provided that such materials contain detailed and specific information regarding a process or part thereof.

**(ii) Information regarding environmental compliance:**

Page: 167/176

a. All documentation related to environmental assessment procedures associated with the Company's operations on the Properties and the RCAs issued as a result thereof. This documentation includes materials related to preliminary consultations for entry into the Environmental Impact Assessment System, Environmental Impact Statements, and Environmental Impact Studies, as well as sector-specific environmental permits submitted by the Company.

b. The results of the environmental monitoring and follow-up activities required under the RCAs or sectoral authorizations, including those reports that, not being publicly accessible, are submitted solely to the environmental authority, whether the SMA, the General Water Directorate, the National Geology and Mining Service, or any other entity to which environmental information must be provided.

c. The results of all environmental monitoring and follow-up activities conducted, as well as the conceptual and numerical models and their respective supporting documentation and relevant studies prepared for the purposes of contractual obligations to analyze the behavior of the environmental components of the Salar de Atacama, provided that such information does not constitute an obligation established in any environmental or sectoral instrument. Similarly, you may access all information relevant for the purposes of contractual obligations that, while not forming part of the documentation specific to a project's environmental assessment nor belonging to the monitoring activities committed to in environmental qualification resolutions, result from the Company's best practices for studying the condition of the Salar de Atacama.

d. Reports relevant for the purposes of contractual obligations that may arise from environmental monitoring and tracking systems resulting from future agreements with the Council of Atacameño Peoples and/or any entity related to the communities.

Certificate 123456865498 Verify validity at http://www.fojas.

2 Appendix 7 – CORFO's Access to Information

Registered Document No. 168, dated September 16, 2025, File No. 5094-2025, p. 53 of 61.

(iii) Product marketing information and income calculation:

a. Documents required for determining the sales price and reviewing the quarterly payment status:
   i. Copy of the Company's sales ledger for each quarter in its original currency and an auxiliary sales file adapted to the calculation requirements for the payment of royalties.
   ii. Copies of the Company's sales invoices.
   iii. Copies of credit and debit notes duly associated with the invoices for the period.
   iv. Sales ledger and/or sales auxiliary ledger for each of the related parties to the end customer.
   v. Copies of sales invoices from companies related to the Company to the end customer, including credit notes and debit notes, which must not be redacted with respect to customer names, and necessary precautions must be taken to safeguard the confidentiality of the information provided.
   vi. Copy of sales contracts with Unrelated Third Parties and their amendments or purchase orders.
   vii. Copy of the shipping manifest for all domestic sales.
   viii. Report of product shipments from the outgoing weight control system at the Salar de Atacama.
   ix. Certificate of chemical analysis for all sales of the Company's products.
   x. A certificate signed by the general manager for sales of products not originating from the Atacama Salt Flat, accompanied by purchase invoices and inventory records supporting the transaction.
   xi. Table No. 1: Company sales, and Table No. 2: sales to end customers.
   xii. Credit notes associated with invoices from other periods will not be considered in the calculation of revenue.
   xiii. Report on the quantity of Potassium Chloride and Potassium Sulfate (SOP) sent for blending.
b. Export Documents:
   i. Copies of the Single Exit Documents submitted to the National Customs Service for the respective quarterly period. If these are still being processed, the Single Exit Document associated with the respective shipment.
   ii. Copies of the Value Variation Reports (IVV).
   iii. Export Table No. 3.
   iv. *Bill of Lading* for the Shipment.
c. Certificate of the exchange rate observed on the day of payment issued by the Central Bank
d. Updated Product Traceability Report: A database containing the Company's current and past sales, identifying each product's traceability code, as well as the movements of that product among Related Parties, up to its sale to an end customer or an Unrelated Third Party.
e. Agreements and Other Commercial Arrangements:
   The Company must provide detailed information and copies of current commercial agreements with third parties, specifying the nature of such agreements—such as compensation agreements, product buybacks, maquila arrangements, conversion, consignment, marketing, and *off-take agreements*, among others—and the inventory levels involved, if relevant to the nature of the agreement, under which these agreements are implemented.
   It is understood that the foregoing shall apply to products originating from the Territories and sold by either the Company or any of its affiliates, as previously defined.

Page: 168/176
Certificate
o. 123456865498
Verify validity at
http://www.fojas.cl

(iv) Access to information submitted to other agencies:

a. Copies of the reports and their respective annexes, forms, and reports that the Company periodically submits to the National Service of Geology and Mining, the SMA, the

3 Appendix 7 – CORFO's Access to Information

Registered Document No. 168, dated September 16, 2025, File No. 5094-2025, p. 54 of 61.

General Directorate of Water, the National Forestry Corporation, and the competent Regional Ministerial Secretariat of Agriculture, in accordance with the applicable RCA. In particular, the Company must provide copies of hydrogeological reports, physicochemical and biotic monitoring data, surveys, analyses, studies, audits, compliance objectives and deadlines, and any other information related to the environmental monitoring of its project, along with the respective digital backups of the data sources or origins.

b. Reports and documentation related to the CCHEN's authorization and control procedures, as well as all data necessary to ensure proper cross-checking of information for contract oversight.
c. And any information provided to any other regulatory body regarding production and environmental factors.

(v) Reports on the protection of mining assets:

The Company shall submit an annual report to CORFO detailing all actions related to the administration, management, custody, protection, conservation, safeguarding, care, and ongoing monitoring of the Mining Assets, as well as the mining concessions located within Protection Ring 2 and Protection Ring 10, whether owned by the Company or for which it holds an exploitation title. Such reports must also contain detailed information regarding the condition of surface lands, any non-compliance with regulations, any negative effects on resources, and any other relevant circumstances that may be detected. Notwithstanding the foregoing, the Company shall be obligated to immediately inform CORFO of any circumstance or event that affects or may affect the integrity and continued existence of the aforementioned mining concessions, as well as of any actions the Company takes in connection with the defense undertaken for that purpose.

Page: 169/176

Certificate
123456865498
Verify validity at
http://www.fojas.

4 Appendix 7 – CORFO's Access to Information

Page: 170/176
Certificate
o. 123456865498
Verify validity at
http://www.fojas.cl

TABLE No. 1 QUARTER: 03
SALES INFORMATION YEAR: 2023

(Plant + Period +) Traceability Code	Dus	Document Type	No. Document	Document Date	No. Original Invoice	Original Invoice Date	Customer	A: Yes/No Related?	A: Yes/No Is it a conversion?	Plant	Contract Product Code	Specification Code	Commercial Product	Sales Volume	Sales Unit	Sales Amount	Sales Currency	Remarks
1	0	Domestic Invoice	5242	April 30, 2018	5242	April 30, 2018	SAN FELIPE S.A.	No	No	P6	MgCl2	Bischofite	Bischofite	########	Ton	#######	CLP	
1	0	Domestic Invoice	5243	April 30, 2018	5243	April 30, 2018	SAN FELIPE S.A.	No	No	P6	MgCl2	Bischofite	Bischofite	########	Ton	#######	CLP	

Registered Document No. 168, dated September 16, 2025, File No. 5094-2025, p. 55 of 61.

Page: 171/176

TABLE No. 2 QUARTER: 03
INFORMATION ON SALES RELATED TO UNRELATED CUSTOMERS YEAR: 2023

(Plant + Period + Lot) Traceability Traceability	Original Doc. No.	Branch Name	Document Type	Document Document	Document Date	Customer Name Client	A: Yes/No Related	Contract Product	Commercial product	Sales volume	Sales unit	Sales Amount	Sales currency	Exchange rate	Remarks
	1233	SQM-IB	Invoice	VC18-1745	April 24, 2018	IMPORT EX	No	KCl	MOP-G	27,100	Ton	7,452.50	EURO	0.8191	
	1233	SQM-IB	Invoice	VC18-1641	April 19, 2018	IMPORT EX	No	KCl	MOP-G	28,400	Ton	7,526.00	EURO	0.8075	

Registered Document No. 168 dated September 16, 2025, file No. 5094-2025, p. 56 of 61.

Certificate
123456865498
Verify validity at
http://www.fojas.

Registered Document No. 168, dated September 16, 2025, File No. 5094-2025, p. 57 of 61. TABLE NO. 3 QUARTER: 03 EXPORT INFORMATION YEAR: 2,023 Document Number Dus Country of Destinatio n No. Document Amount in Original Currency Purchase Agreement Cod Sale Port of Origin Bill of Lading B/L Free On Board FOB Amount Ocean Freight Amount Contract Product Code Remarks 82294147 South Korea 19,526 2,318,400 CFR ANGAMOS PORT HLCUSCL180404744 2,313,600.00 4,800.00 Li2CO3 BG 82294155 South Korea 19,527 644,000 CFR ANGAMOS PORT HLCUSCL180404883 642,400.00 1,600.00 Li₂CO₃ TG TABLE NO. 4 QUARTER: 03 MONTHLY EXTRACTION INFORMATION MOP and SOP YEAR: 2023 Average Brine Concentration During the PeriodP6 = Salar Plant Plant Year Month MOP / SOP Extraction Area Total Volume of Brine Extracted During the Period Volume of Brine Extracted (m³) Average Density (Tons/m³) Li % K % Mg % Cl % Na % B % Ca % SO 4 % P6 2023 04 MOP 4557266 1.225 0.176 2,348 TABLE NO. 5 QUARTER: 03 REINJECTION INFORMATION YEAR: 2023 Page: 172/176 Certificate No . 123456865498 Verify validity at http://www.fojas.cl P6 = Salar Plant Plant Year Month (Direct / Indirect) Reinjection System Total Volume of Brine Reinjected During the Period Volume of Reinjected Brine (m³) Average Density (t/m³) Average Concentration of Re-injected Brines During the Period Li % K % Mg % Cl % Na % B % Ca % SO₄ % P6 2023 04 Indirect MOP 362,391.364 1,214 0.151 2,716 Registered Document No. 168, dated September 16, 2025, File No. 5094-2025, p. 58 of 61. TABLE No. 6 QUARTER: 03 INTERIM SALES INFORMATION OF PERIOD YEAR: 2023 Average concentrations in the Period P6 = Salar Plant Plant Year Month Dry Basis Intermediate Salts (TMS) Total Harvest Volume (to 3 Decimals) Quantity (TMS) Li % K % P6 2.023 04 Disposal fees 308,967,000 0.027 0.381 P6 2,023 04 Halite 131,108.594 0.015 1,341 P6 2,023 04 Silvinite 492,869.406 0.046 15,972 P6 2,023 04 CarnalitaK 226,757,000 1,465 8,967 P6 2,023 04 Bischofite 106,071,000 0.390 0.500 P6 2,023 04 CarnalitaLi - - - P6 2,023 04 Sulfate Salts 55,042.080 0.329 12,127 P6 2,023 05 Discarded sales 331,734,000 0.024 0.383 P6 2,023 05 Halite 217,435.887 0.026 1,840 P6 2,023 05 Silvinite 641,979.743 0.048 14,317 P6 2,023 05 CarnalitaK 63,737,000 1,316 7,355 P6 2,023 05 Bischofite 70,199,000 0.921 0.333 P6 2,023 05 CarnalitaLi - - - P6 2,023 05 Sulfate Salts 145,000 0.594 12,448 P6 2,023 06 Discarded sales 333,702,000 0.018 0.312 P6 2,023 06 Halite 159,853.960 0.025 1,828 P6 2,023 06 Silvinite 543,547.040 0.044 15,457 P6 2,023 06 CarnalitaK 147,464,000 0.777 9,770 P6 2,023 06 Bischofite 114,159,000 0.232 0.393 P6 2,023 06 CarnalitaLi 51,108,000 2,263 0.350 P6 2,023 06 Sulfate salts - - - TABLE No. 7 QUARTER: 03 INFORMATION PRODUCTION YEAR: 2023 Page: 173/176 Certificate 123456865498 Verify validity at http://www.fojas. P1= S Carmen Carbonate Plant P2 = S Carmen Hydroxide Plant P6 = Salar Plant Plant Li2CO3BG Li2CO3TG LiOHBG LiOHTG KCl SOP ABO Product Code Contract Year Month Total Quantity Produced (to 3 Decimal Places) Quantity (Tons) % Li₂CO₃ % LiOH % KCl Purity (% of Product) P1 Li₂CO₃ BG 2023 04 1,418.59 99.200 P1 Li₂CO₃ TG 2023 04 2032.89 99.000 P2 LiOH BG 2023 04 145,013 56,500 P2 LiOH TG 2023 04 293,041 55,000 P6 KCL 2023 04 141,245.934 93,970 P6 SOP 2023 04 0 - P6 FEB 2023 04 0 - Registered Document No. 168, dated September 16, 2025, File No. 5094-2025, p. 59 of 61. Page: 174/176 Certificate No . 123456865498 Verify validity at http://www.fojas.cl Registered Document No. 168, dated September 16, 2025, File No. 5094-2025, p. 60 of 61. APPENDIX 8 EQUIVALENTS For the purposes of calculating the equivalence between products sold and the lithium metal allocated as the Baseline Quota, Additional Quota, and Efficiency Quota, the following values and expressions shall be considered: a) For each unit of Lithium Carbonate sold, regardless of its quality and/or content, 0.18787 units of LME shall be accounted for. b) For each unit of anhydrous lithium hydroxide sold, regardless of its quality and/or content, 0.28983 units of LME shall be accounted for. c) For each unit sold of Lithium Hydroxide Monohydrate, regardless of its quality and/or content, 0.16541 units of LME shall be credited. d) For each unit sold of Lithium Sulfate Monohydrate, 0.09221 units of LME will be credited, which assumes a minimum guaranteed export grade of 85% for Lithium Sulfate Monohydrate, given that lithium sulfate is an intermediate product that is subsequently converted into Lithium Hydroxide for final sale. e) For each unit of anhydrous lithium sulfate sold, 0.10732 units of LME will be recorded, based on a guaranteed minimum export grade of 85% for anhydrous lithium sulfate, given that lithium sulfate is an intermediate product that is subsequently converted into lithium hydroxide for final sale. In the event that the Company decides to produce and market Lithium Chloride, the following values and expressions shall apply: Page: 175/176 f) For each unit of lithium chloride sold, 0.04900 units of LME will be recorded, which assumes a minimum guaranteed export grade of 30% for lithium chloride, given that lithium chloride is an intermediate product that is subsequently converted into lithium carbonate or lithium hydroxide for final sale. In the event that the Company decides to convert Lithium Sulfate into Lithium Products, the following conversion factors apply: g) 1 Mt of lithium sulfate = 0.43684 Mt of lithium carbonate, assuming a minimum guaranteed grade of 85% for lithium sulfate. h) 1 Mt of lithium sulfate = 0.49618 Mt of lithium hydroxide, assuming a guaranteed minimum grade of 85% for the lithium sulfate. Certificate 123456865498 Check the validity at http://www.fojas. Appendix 8 – Equivalencies

Registered Document No. 168, dated September 16, 2025, File No. 5094-2025, p. 61 of 61. In the event that the Company decides to convert lithium carbonate into lithium hydroxide, the following conversion factors shall apply: i) 1 Mt of Lithium Carbonate = 1 Mt of Lithium Hydroxide. j) In the event that the Company decides to convert Other Lithium Products into Lithium Products or Other Lithium Products, the Parties shall agree on the respective conversion factors, equivalencies, and other relevant factors for the purpose of calculating revenue. If no agreement is reached, the conversion factor shall be determined by an independent expert and/or auditor, in accordance with the provisions of the agreed-upon procedure, as applicable. k) In the event that the Company decides to convert Lithium Products into Other Lithium Products, the Parties shall agree on the respective conversion factors, equivalencies, and other relevant factors for the purpose of calculating rent. If no agreement is reached, the conversion factor shall be determined by an independent expert and/or auditor, in accordance with the provisions of the agreed-upon procedure, to the extent applicable. l) In the event that the Company decides to convert Potassium Chloride into Other Potassium-Lithium Products, other than Potassium Nitrate and other than Blends (as defined in Annex 6), the Parties shall agree on the respective conversion factors, equivalencies, and other relevant factors for the purpose of calculating rent. If no agreement is reached, the conversion factor shall be determined by an independent expert and/or auditor, in accordance with the provisions of the agreed-upon procedure, as applicable. Page: 176/176 Certificate No . 123456865498 Verify validity at http://www.fojas.cl Appendix 8 – Equivalencies